               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported): December 31,
                              1998

                     Mustang Software, Inc.
     (Exact name of registrant as specified in its charter)

       California                      0-25678             70-0204718
(State or other jurisdiction         (Commission         (IRS Employer
    of incorporation)                File Number)     Identification No.)

  6200 Lake Ming Road, Bakersfield, CA                   93306
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (805) 873-2500

 .................................................................
 .................................................................
                             .......
 (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not Applicable.

(c) Exhibits.

4.3  Certificate of Determination of Mustang Software, Inc.
     relating to the authorization and determination of the Series A Convertible Preferred Stock.*

99.1 Securities Purchase Agreement dated as of December 31,
     1998 between the Company and Settondown Capital
     International Limited and the other investors named therein.

99.2 Escrow Agreement dated as of December 31, 1998 between the
     Company and Settondown Capital International Limited and the other investors named therein

99.3 Registration Rights Agreement dated as of December 31, 1998 between the Company and Settondown Capital International Limited and the other investors named therein.

99.4 Form of Warrants issued on December 31, 1998 to Investors and Placement Agent.

* Previously filed as an exhibit to the Company's registration statement on Form S-3 (file no. 333-66663) filed November 2, 1998, and incorporated herein by reference.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

     On December 31, 1998, pursuant to a Securities Purchase Agreement (the "Agreement") between the Company and the three institutional investors named in the Agreement (collectively the "Investors"), the Company completed a sale of equity securities pursuant to Regulation S under the Securities Act of 1933 (the "Securities Act"). Under the Agreement, the Company sold to the Investors for $250,000 an aggregate of 2,500 shares of its Series A Convertible Preferred Stock (the "Series A Preferred Stock") and Warrants to purchase of 75,000 shares of its Common Stock (the "Warrants").

     Subject to certain conditions and limitations, beginning on March 31, 1999, each share of Series A Preferred Stock will be convertible into that number of shares of the Company's Common Stock which is determined by dividing $100 plus 5% per annum thereon from December 31, 1998 to the date of conversion, by the lower of $2.75 per share or the "market price" per share at the time of conversion. The "market price" for purposes of conversion is 90% of the average of the four lowest closing bid prices of the Common Stock during the 10 day trading period immediately preceding the conversion date (the "Lookback Period"). The Lookback Period is increased by two trading days every month commencing on April 1, 1999 and continues to increase by two trading days every month thereafter that the Preferred Stock is outstanding until the Lookback Period equals a maximum of thirty trading days.

     If not earlier converted, the Preferred Stock will automatically convert into Common Stock on December 31, 2000. Subject to certain conditions and limitations, the Company has the right to force conversion by the holders of the Preferred Stock in the event the closing bid price of the Common Stock is equal to or greater than $2.8125, $3.28125 or $3.75. In such event, the Company may force conversion by the holder of up to 15% of the total number of shares of Series A Preferred Stock, up to a cumulative aggregate of 75% of the total number of shares of Series A Preferred Stock issued to the holders.

     The Warrants are exercisable until December 31, 2000 at an exercise price of $3.03 per share.

     For its services in the transaction, the Company paid to Settondown Capital International Limited, as Placement Agent, a
fee consisting of $5,000 cash, 125 shares of its Series A Preferred Stock and Warrants to purchase an aggregate of 75,000 shares of Common Stock. The terms of the Series A Preferred Stock and Warrants issued to the Placement Agent are identical to the terms of the corresponding securities issued to the Investors.

     The Company relied upon Regulation S under the Securities Act for the transaction. The Company and persons acting on its behalf believed that the buyers were outside the United States and no directed selling efforts were made in the United States. Each Investor and the Placement Agent(all of whom had addresses outside the United States) represented that it was not a "U.S. Person" as defined in Regulation S and, at the time the buy order for this transaction was originated, each Investor was outside the United States and no offer to purchase the Securities was made in the United States. Each Investor agreed not to reoffer or sell the securities, or to cause any transferee permitted under the Securities Purchase Agreement to reoffer or sell the Securities, within the United States, or for the account or benefit of a U.S. person, (i) as part of the distribution of the securities at any time, or (ii) otherwise, only in a transaction meeting the requirements of Regulation S, including without limitation, where the offer (i) is not made to a person in the United States and either (A) at the time the buy order is originated, the buyer is outside the United States or the Company and any person acting on its behalf reasonably believe that the buyer is outside the United States, or (B) the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States, and (ii) no direct selling efforts shall be made in the United States by the buyer, an affiliate or any person acting on their behalf, or in a transaction registered under the Securities Act or pursuant to an exemption from such registration. Appropriate legends were affixed to the certificates evidencing the securities in such transaction.

                           SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 14, 1999

                              MUSTANG SOFTWARE, INC.


                              By: __/s/ James A. Harrer______________
                                   James A. Harrer
                                   President and Chief Executive Officer

EXHIBIT 99.1

             SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT dated as of December
31, 1998 (the "Agreement"), between the entities listed on Schedule A attached hereto (collectively referred to as the "Investors"), SETTONDOWN CAPITAL INTERNATIONAL
LTD.  (the  "Placement  Agent")  located  at  Charlotte
House,  Charlotte  Street, P.O. Box  N.  9204,  Nassau,
Bahamas, a corporation organized under the laws of Bahamas, and MUSTANG SOFTWARE, INC., a corporation organized and existing under the laws of the State of California (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase 2,500 shares of Preferred
Stock (as defined below),  and (b) Warrants to purchase
75,000 Warrant Shares, for a total aggregate purchase price of $250,000 (the "Aggregate Purchase Price"); and

      WHEREAS, the Company shall issue to the Placement
Agent  (in  addition to the fees set forth  in  Section
12.7 below), in return for services rendered herein, 125 shares of Preferred Stock (as defined below), and a Warrant to purchase up to 10,000 Warrant Shares; and

     WHEREAS, such investments will be made in reliance
upon the transaction exemption afforded by Regulation S
as   promulgated   by  the  Securities   and   Exchange
Commission  ("SEC") under  the United States Securities
Act   of   1933,   as  amended,  and  the   regulations
promulgated  thereunder (the "Securities Act"),  and/or
upon   such   other  exemption  from  the  registration
requirements of the Securities Act as may be available with respect to any or all of the investments in Securities to be made hereunder.

     NOW,  THEREFORE,  the  parties  hereto  agree   as
follows:

                       ARTICLE I

                  Certain Definitions

     Section 1.1    "Additional Shares" shall have that
meaning set forth in Section 2.5 below.

      Section 1.2    "Bid Price" shall mean the closing
bid price (as reported by Bloomberg L.P.) of the Common
Stock on the Principal Market.

     Section  1.3     "Capital Shares" shall  mean  the
Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

     Section 1.4    "Capital Shares Equivalents"  shall
mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

     Section   1.5     "Certificate  of  Determination"
shall  mean  the Company's Certificate of Determination
setting  forth  all  of  the  rights,  privileges   and
preferences of the Preferred Stock, as annexed hereto as Exhibit A.

     Section 1.6    "Closing" shall mean the closing of
a purchase and sale of the Warrants and Preferred Stock pursuant to Article II below.

     Section  1.7    "Closing Date" shall   be  on  the
Subscription Date. At the Closing Date, all conditions contained in this Agreement (and in all Exhibits annexed hereto) must have been fulfilled at or prior to the Closing Date. In the event such date shall fall on a holiday or a weekend, then the next Trading Day thereafter shall be the Closing Date.

     Section  1.8     "Common  Stock"  shall  mean  the
Company's common stock, no par value per share.

     Section  1.9     "Damages" shall  mean  any  loss,
claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

     Section  1.10   "Distribution  Compliance  Period"
means  a  period  that begins when the Securities  were
first  offered  to persons other than  distributors  in
reliance  upon  Regulation S as promulgated  under  the
Securities Act, or the date of closing of the offering,
whichever is later, and continues until the end of  the
relevant provision of Regulation S (one year for equity
securities   of  the  Company  (a  reporting   domestic
issuer)).

     Section  1.11    "Effective Date" shall  mean  the
date on which the SEC first declares effective a Registration Statement registering the resale of the following: (i) two hundred (200%) percent of the Underlying Shares (as of the date the Registration
Statement is filed), and Warrant Shares, and (ii) two hundred (200%) percent of that number of Underlying
Shares (as of the date the Registration Statement is filed), and Warrant Shares issued to the Placement
Agent as set forth in Section 1.7 below.

     Section  1.12   "Escrow Agent" shall mean the  law
firm of The Goldstein Law Group, PC, pursuant to the terms of the Escrow Agreement attached as Exhibit B.

     Section  1.13    "Exchange  Act"  shall  mean  the
Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Section  1.14    "Forced Conversion Period"  shall
mean 10 consecutive Trading Days.

     Section 1.15   "Issuance Price" shall mean  $1.875
per share.

     Section 1.16   "Legend" shall have the meaning set
forth in Section 8.1.

     Section  1.17    "Material Adverse  Effect"  shall
mean   any   effect   on   the  business,   operations,
properties,  prospects, or financial condition  of  the
Company that is material and adverse to the Company and
its  subsidiaries  and affiliates, taken  as  a  whole,
and/or  any condition, circumstance, or situation  that
would  prohibit  or otherwise in any  material  respect
interfere with the ability of the Company to enter into
and   perform  any  of  its  obligations   under   this
Agreement,  the  Registration  Rights  Agreement,   the
Escrow Agreement, the Certificate of Determination or the Warrants in any material respect.

     Section  1.18    "NASD" shall  mean  the  National
Association of Securities Dealers, Inc.

     Section   1.19    "Outstanding"  when  used   with
reference  to shares of Common Stock or Capital  Shares
(collectively the "Shares"), shall mean, at any date as
of which the number of such Shares is to be determined,
all  issued  and outstanding Shares, and shall  include
all  such  Shares  issuable in respect  of  outstanding
scrip   or  any  certificates  representing  fractional
interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

     Section  1.20   "Person" shall mean an individual,
a corporation, a partnership, an association, a limited
liability   company,  a  trust  or  other   entity   or
organization,  including  a  government  or   political
subdivision or an agency or instrumentality thereof.

     Section  1.21   "Preferred Stock" shall  mean  the
Company's  Series  A Preferred Stock with  the  rights,
privileges  and  preferences,  as  set  forth  in   the
Certificate of Determination.

     Section  1.22   "Principal Market" shall mean  the
Nasdaq  National  Market, the Nasdaq  Small  Cap  Stock
Market, the American Stock Exchange, the OTC Electronic
Bulletin Board operated by the National Association of Securities Dealers, Inc., the "pink sheets" published by the National Quotation Bureau, Inc., or the New York
Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section  1.23   "Purchase Price" shall  mean  with
respect to each share of Preferred Stock, an amount equal to One Hundred ($100) Dollars.

     Section 1.24   "Registrable Securities" shall mean
the  Underlying  Shares,  the  Additional  Shares,  the
Warrant  Shares,  and  all  Securities  issued  to  the
Placement   Agent,  (i)  in  respect   of   which   the
Registration Statement (covering these securities)  has
not  been  declared effective by the SEC,  (ii)   which
have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities
Act ("Rule 144") are met, (iii) which have not been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, or
(iv) the sales of which, in the opinion of counsel to the Company, are subject to any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

     Section  1.25    "Registration  Rights  Agreement"
shall  mean the agreement regarding the filing  of  the
Registration   Statement  for   the   resale   of   the
Registrable   Securities,  entered  into  between   the
Company, the Placement Agent, and the Investors on the Subscription Date annexed hereto as Exhibit D.

     Section 1.26   "Registration Statement" shall mean
a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and the
Warrants and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investors and the Placement Agent of the Registrable Securities under the Securities Act.

     Section  1.27    "Regulation  S"  shall  have  the
meaning set forth in the recitals of this Agreement.

     Section 1.28   "SEC" shall mean the Securities and
Exchange Commission.

     Section   1.29    "Securities"  shall   mean   the
Preferred  Stock, the Underlying Shares, the Additional
Shares, the Warrants, the Warrant Shares and any and all Securities issued to the Placement Agent.

     Section  1.30    "Securities Act" shall  have  the
meaning set forth in the recitals of this Agreement.

     Section  1.31    "SEC Documents"  shall  mean  the
Company's latest Form 10-K (and all amendments thereto) or 10-KSB (and all amendments thereto) as of the time in question, all Form 10-Qs or 10-QSBs and Form 8-Ks filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section 1.32   "Subscription Date" shall mean  the
date on which this Agreement and all Exhibits and attachments hereto, are executed and delivered by the parties hereto and all of the conditions relating to
Section 2.1 (b)shall have been fulfilled.

     Section  1.33   "Trading Day" shall mean  any  day
during which the New York Stock Exchange shall be open for business.

     Section 1.34   "Underlying Shares" shall mean  all
shares of Common Stock or other securities issued or issuable pursuant to conversion of the Preferred Stock.

     Section  1.35   "Warrants" shall have the  meaning
set forth in Section 2.4 and substantially in the form of Exhibit E.

     Section  1.36    "Warrant Shares" shall  mean  all
shares of Common Stock or other securities issued or issuable pursuant to the exercise of the Warrants.

                      ARTICLE II

   Purchase and Sale of Preferred Stock and Warrants

     Section 2.1    Investments.

          (a)   The  Company  agrees to  sell  and  the
Investors  agree  to  purchase an  aggregate  of  2,500
shares  of  Preferred  Stock and Warrants  to  purchase
75,000  Warrant Shares, against payment of the Purchase
Price.

          (b)   The right of the Company to receive the
Purchase from the Investors, and the right of the Investors to receive the shares of Preferred Stock and Warrants is subject to the satisfaction on the Closing
Date of each of the following conditions:

          (i) acceptance by the Company, and by all of the Investors, of this Agreement and all duly executed
            Exhibits thereto by an authorized officer of the Company;

          (ii) delivery into escrow by the Investors of clear funds for the Purchaser Price (as more fully set forth in the Escrow Agreement attached hereto as Exhibit B);

          (iii) all representations and warranties of the Investors and of the Company contained herein shall remain true and correct in all material respects as of the Closing Date;

          (iv) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Preferred Stock and the Warrants, or shall have the availability of exemptions therefrom;

          (v) the sale and issuance of the Preferred Stock and Warrants shall be legally permitted by all laws and regulations to which the Investors and the Company are subject;

          (vi)      delivery of the original shares of Preferred
            Stock and Warrants as described         herein;

          (vii) receipt by the Investors of an opinion of counsel of the Company as set forth to Exhibit G attached hereto and instructions to the Transfer Agent as set forth in Exhibit H annexed hereto;

          (viii)    written proof that the Certificate of
            Determination which had been filed with the Secretary of State of the State of California remains in full force and effect, and

          (ix)      payment of all fees as set forth in Section
            12.7 below and the Escrow Agreement.

     Section  2.2    Form  of Payment.   Each  Investor
shall pay the Purchase Price by delivering clean funds in United States Dollars by wire transfer to the Escrow
Agent,  against  delivery of the  original  Securities.
The parties have entered into an Escrow Agreement annexed hereto as Exhibit C which is incorporated by this reference.

     Section    2.3       Wire   Instructions.     Wire
     instructions for the Escrow Agent are as follows:

          Chase Manhattan Bank, NA
          ABA No. 021000021
          For the Account of
          United States Trust Company of New York
          Account No. 920-1-073195
          In favor of
          The Goldstein Law Group, PC Attorney Escrow
          Account
          Account No. 59-01405

     Section  2.4     The Warrants. On the Subscription
Date,  the  Company  will issue to the  Investors  (pro
rata)  and  the  Placement Agent  Warrants  exercisable
beginning on the Subscription Date and then exercisable
any  time  over  the  two  year period  thereafter,  to
purchase an aggregate of 75,000 Warrant Shares for  the
Investors  and 10,000 Warrant Shares for the  Placement
Agent  at  the  Exercise  Price  (as  defined  in   the
Warrant).   The  Warrants shall  be  delivered  by  the
Company  to  the  Escrow Agent, and  delivered  by  the
Escrow  Agent  to  the  Investors and  Placement  Agent
pursuant to the terms of this Agreement and the  Escrow
Agreement.   All  of the aforementioned Warrant  Shares
shall   be  registered  for  resale  pursuant  to   the
Registration Rights Agreement.

     Section  2.5    Additional Shares.  In  the  event
that  (a)  within five Trading Days after the  date  in
which  the Investors and/or the Placement Agent receive
any  of  the  Securities issued hereunder, a  "blackout
period" occurs in accordance with the Sections 3(h) and
3(i) of the Registration Rights Agreement, and (b)  the
Bid Price on the Trading Day immediately preceding such
"blackout period" (the "Old Bid Price") is greater than
the  Bid Price on the first Trading Day following  such
"blackout  period" (the "New Bid Price"), the Investors
and/or  the  Placement Agent may sell  its  Registrable
Securities  at  the  New  Bid  Price  pursuant  to   an
effective Registration Statement, and the Company shall issue to the Investors and/or the Placement Agent the number of additional shares equal to the difference between (y) the product of the number of Registrable
Securities  held by the Investors and/or the  Placement
Agent during such "blackout period" that are or were not otherwise freely tradeable and the Old Bid Price, divided by the New Bid Price and (z) the number of Registrable Securities held by the Investors and/or the Placement Agent during such "blackout period" that were not otherwise freely tradeable during such Blackout
Period.

     Section 2.6    Liquidated Damages. In addition  to
any other provisions for liquidated damages in this Agreement or any Exhibit annexed hereto, in the event that the Company does not deliver unlegended Common
Stock in connection with the sale of such Common Stock by the Investor(s) and/or the Placement Agent as set forth in Article VIII below within three (3) Trading
Days  of  surrender by the Investor(s)  of  the  Common
Stock certificate in accordance with the terms and conditions set forth in Article VIII below (such date of receipt is referred to as the "Receipt Date"), the Company shall pay to the Investor(s), in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, one (1%) percent of the Purchase Price of the Common Stock undelivered for every day thereafter for the first ten (10) days and two (2%) percent for every day thereafter that the unlegended shares of Common Stock are not delivered, which liquidated damages shall run from the fourth

(4th)  Trading Day after the Receipt Date.  The parties
hereto  acknowledge  and agree  that  the  sum  payable
pursuant  to the Registration Rights Agreement  and  as
set   forth   above,  and  the  obligation   to   issue
Registrable  Securities under Section 2.6 above,  shall
constitute  liquidated damages and not  penalties.  The
parties further acknowledge that the amount of loss  or
damages  likely  to  be incurred  is  incapable  or  is
difficult  to precisely estimate, and the  parties  are
sophisticated   business   parties   and   have    been
represented  by  sophisticated  and  able   legal   and
financial  counsel  and negotiated  this  Agreement  at
arm's  length.  Notwithstanding the above, in the event
that  the  Company  does not deliver unlegended  Common
Stock  in connection with the sale of such Common Stock
by  the  Investor(s) and/or the Placement Agent as  set
forth in Article IX below within three (3) Trading Days
of the Receipt Date), the Company shall also pay to the
Investor(s),  in immediately available funds,  interest
(at  the then current prime rate) on the Purchase Price
of   the   Common  Stock  undelivered  for  every   day
thereafter  that the unlegended shares of Common  Stock
are  not  delivered.   Any and  all  payments  required
pursuant to this paragraph shall be payable only in cash.

                      ARTICLE III

  Representations and Warranties of the Investors and
                    Placement Agent

     Each of the Investors and the Placement Agent represents and warrants to the Company that:

     Section 3.1    Intent.  Each of the Investors  and
the Placement Agent is entering into this Agreement for
its own account and has no present arrangement (whether
or  not  legally  binding) at  any  time  to  sell  the
Securities   to  or  through  any  person  or   entity;
provided, however, that by making the representations herein, the Investors and the Placement Agent do not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2    Authority.  This Agreement has been
duly  authorized and validly executed and delivered  by
each  of  the Investors and the Placement  Agent  is  a
valid  and binding agreement of the Investors  and  the
Placement  Agent enforceable against each  of  them  in
accordance   with  its  terms,  subject  to  applicable
bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.3    Organization and Standing.  Each of
the   Investors  and  the  Placement  Agent   is   duly
organized, validly existing, and in good standing under the laws of the countries and/or states of their incorporation or organization.

     Section   3.4      Absence  of   Conflicts.    The
execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on

Investors and the Placement Agent, or, to the Investors or the Placement Agent's knowledge, (a) violate any provision of any indenture, instrument or agreement to which any of the Investors are a party or are subject, or by which any of the Investors and the Placement
Agent or any of their assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investors or the Placement Agent to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which any of the Investors or the Placement Agent is subject or to which any of their assets, operations or management may be subject.

     Section  3.5    Disclosure; Access to Information.
Each  of  the  Investors  has received  all  documents,
records,  books  and  other information  pertaining  to
Investors  investment  in the Company  that  have  been
requested  by  Investors, including the opportunity  to
ask  questions  and receive answers.   The  Company  is
subject to the periodic reporting requirements of the Exchange Act, and each of the Investors and the Placement Agent has reviewed or received copies of any such reports that have been requested by it. Each of the Investors represents that it has reviewed the Company's, Form 10-KSB for the year ended December 31,
1997, Form 10-QSB's, the proxy statement for the Company's 1998 Annual Meeting, and the Special Meeting of Shareholders held on December 1, 1998 and Form 8-K's filed for the twelve months prior to the Subscription
Date.

     Section  3.6    Manner of Sale.  At no  time  were
any of the Investors or the Placement Agent presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     Section    3.7      Registration   or    Exemption
Requirements.  Each of the Investors and the  Placement
Agent  further  acknowledges and understands  that  the
Securities may not be transferred, resold or  otherwise
disposed  of  except in a transaction registered  under
the  Securities Act and any applicable state securities
laws, or unless an exemption from such registration  is
available.   Each  of the Investors and  the  Placement
Agent  understands  that the certificate(s)  evidencing
the  Securities will be imprinted with  a  legend  that
prohibits  the transfer of these Securities unless  (i)
they  are  registered  or  such  registration  is   not
required, and (ii) if the transfer is pursuant to an exemption from registration.

     Section 3.8    No Legal, Tax or Investment Advice.
Each of the Investors understands that nothing in this Agreement or any other materials presented to the Investors and the Placement Agent in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investors and the Placement Agent have relied on, and have consulted with, such legal, tax and investment advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with their purchase of the Securities.

     Section 3.9    Accredited Investor.  Each  of  the
undersigned is an "Accredited Investor" as defined below who represents and warrants it is included within one or more of the following categories of "Accredited
Investors":

          (i) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan associated or other institution as defined in Section 3(a)(5)A of the Act whether acting in its individual or fiduciary capacity, any broker or dealer registered pursuant to Section 15 of the 1934 Act, any insurance company as defined in
Section  2(13)  of  the  Act , any  investment  company
registered under the Investment Company Act of 1958, any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefits of its employees if such plan has total assets in excess of $500,000 any employee benefit plan within the meaning of Title 1 of the Employee Retirement
Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section
3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan with investment decisions made solely by persons that are accredited investors.

          (ii)      Any private business development company as
defined   in   Section  202(a)(22)  of  the  Investment
Advisors Act of 1940.

          (iii)     Any organization described in Section
501(c)(3)  of  the Internal Revenue Code,  corporation,
Massachusetts   or   similar   business    trust,    or
partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

          (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner;

          (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

          (vi) Any natural person who had an individual income in excess of $200,000 in each of the two (2)
most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

          (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
Section  230.506(b)(2)(ii) of Regulation  D  under  the
Act;

          (viii) Any entity in which all of the equity owners are accredited investors; and

          (ix) Any self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors within the meaning of Rule 501 of Regulation D promulgated under the Act.

       Section   3.10    No  Registration,  Review   or
Approval.   Each  Investor  and  the  Placement   Agent
acknowledges  and understands that the limited  private
offering  and  sale  of  Securities  pursuant  to  this
Agreement has not been reviewed or approved by the  SEC
or  by  any  state securities commission, authority  or
agency,  and is not registered under the Act  or  under
the securities or "blue sky" laws, rules or regulations
of  any  state.  Each Investor and the Placement  Agent
acknowledges,   understands   and   agrees   that   the
Securities   are  being  offered  and  sold   hereunder
pursuant to (i) an offshore offering exemption  to  the
registration   provisions  of  the  Act   pursuant   to
Regulation  S promulgated under such Act,  and  (ii)  a
similar  exemption  to the registration  provisions  of
applicable  state securities laws.  Each  Investor  and
the  Placement  Agent understand that  the  company  is
relying   upon   the   truth  and   accuracy   of   the
representations,        warranties,         agreements,
acknowledgments and understandings of such Investor and the Placement Agent set forth herein in order to determine the applicability of such exemptions and the suitability of each Investor to acquire the Securities.

       Section   3.11    Investment  Intent.    Without
limiting its ability to resell the Securities pursuant to an effective registration statement, each Investor is acquiring the Securities solely for its own account and not with a view to the distribution, assignment or resale to others. Each Investor understands and agrees that it may bear the economic risk of its investment in the Securities for an indefinite period of time.

     Section 3.12   Offering Outside the United States.
Each  Investor  is not a "U.S. Person"  as  defined  in
Regulation S (as the same may be amended from  time  to
time) promulgated under the Act.1  At the time the  buy
order   for  this  transaction  was  originated,   each
Investor was outside the United States and no offer  to
purchase the Securities was made in the United  States.
Each  Investor  agrees  not  to  reoffer  or  sell  the
Securities,  or  to  cause  any  transferee   permitted
hereunder to reoffer or sell the Securities, within the
United States, or for the account or benefit of a  U.S.
person,  (i)  as  part  of  the  distribution  of   the
Securities at any time, or (ii) otherwise,  only  in  a
transaction  meeting the requirements of  Regulation  S
under the Act, including without limitation, where  the
offer  (i) is not made to a person in the United States
and either (A) at the time the buy order is originated,
the  Buyer is outside the United States or the  Company
and  any person acting on its behalf reasonably believe
that the buyer is outside the United States, or (B) the
transaction   is  executed  in,  on  or   through   the
facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States, and (ii) no direct selling efforts shall be made in the United States by the buyer, an affiliate or any person acting on their behalf, or in a transaction registered under the Act or pursuant to an exemption from such registration.

     Section 3.13   Regulation S Offering Transfer
Restrictions.

          (i)    The   transaction   restrictions    in
connection  with this offshore offer and sale  restrict
each Investor and the Placement Agent from offering and
selling  to U.S. Persons, or for the account or benefit
of   a   U.S.  Person,  for  a  period  of  time   (the
"Distribution  Compliance Period").   The  Distribution
Compliance Period for the Securities is one (1) year from the Subscription Date.

          (ii)  A  legend substantially in the form  of
Article VIII herein has been or will be placed  on  any
certificates   or   other  documents   evidencing   the
Securities so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof and the provisions of Regulation S promulgated under the Securities Act.

          (iii)      Offers and sales of the Securities
prior  to the expiration of the Distribution Compliance
Period  (or  the  effective date  of  the  Registration
Statement) may be made pursuant to the following conditions:

               a.    The  purchaser of the  Securities,
other  than a distributor, certifies that it is  not  a
U.S.  Person  and is not acquiring the Preferred  Stock
for  the account or benefit of any U.S. Person or is  a
U.S.   Person  who  purchased  the  Securities   in   a
transaction that did not require registration under the Securities Act;

               b.    The  Purchaser of  the  Securities
agrees to sell such securities only in accordance with Regulation S as promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;
and agrees not to engage in hedging transactions with regard to such Securities unless in compliance with the Securities Act; and

               c.    The  Securities contain a  legend,
substantially  in the form of Article VIII  herein,  to
the   effect   that  transfer  of  the  Securities   is
prohibited  except  in accordance  with  Regulation  S,
pursuant to registration under the Securities  Act,  or
pursuant  to  an available exemption from registration;
and   that   hedging   transactions   involving   those
Securities may not be conducted unless in compliance with the Securities Act.

          (iv) Offers and Sales of Warrants and Warrant
Shares by the Investors or the Placement Agent must comply with the following conditions, in addition to those listed in Section 3.13 (iii) above:

               a.    Each  Warrant must bear  a  legend
stating that the Warrant and the securities to be issued upon its exercise have not been registered under the Securities Act, and that the Warrant may not be exercised by or on behalf of any U.S. Person unless registered under the Securities Act or an exemption from such registration is available; and

               b.   Each person exercising a Warrant is
required to give:

                    (1)  Written certification that  it
is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person; or

                    (2)   A  written opinion of counsel
to  the  effect  that  the Warrant and  the  securities
delivered   upon  exercise  thereof   have   not   been
registered under the Securities Act or are exempt from registration thereunder; and

                         (A)        Procedures      are
implemented  to  ensure that the  Warrant  may  not  be
exercised  within  the  United  States,  and  that  the
securities  may  not  be delivered  within  the  United
States upon exercise, other than in offerings deemed to
meet  the definition of "offshore transaction" pursuant
to Regulation S, unless registered under the Securities
Act   or   an  exemption  from  such  registration   is
available.

          (v)   Investors and the Placement Agent agree
not  to engage in hedging transactions with respect  to
the   Securities  prior  to  the  expiration   of   the
Distribution Compliance Period. For offers and sales of the Securities prior to the expiration of the Distribution Compliance Period, such offering materials must state that hedging transactions involving those securities may not be conducted unless in compliance with the Securities Act and Regulation S promulgated thereunder.

          (vi)  Investors and the Placement Agent agree
to comply with the provisions of Regulation S in connection with Offshore Resales, as defined therein.

       Section  3.14   Understanding.   The  Subscriber
understands  that  the Company is  the  issuer  of  the
securities which are the subject of this Agreement, and
that, for purposes of Regulation S, a "distributor"  is
any   underwriter,   dealer   or   other   person   who
participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with the person in question. In this regard, the Subscriber shall no, in violation of the provisions of Regulation S, act as a distributor, either directly or through any affiliate, nor shall he sell, transfer, hypothecate or otherwise convey the Securities or any interest therein, other than outside the United States to a non-U.S. person.

                      ARTICLE IV

     Representations and Warranties of the Company

     The   Company  represents  and  warrants  to   the
Investors and the Placement Agent that:

     Section  4.1     Organization of the Company.  The
Company is a corporation duly incorporated and existing
in  good  standing  under the  laws  of  the  State  of
California and has all requisite corporate authority to
own  its properties and to carry on its business as now
being   conducted  except  as  described  in  the   SEC
Documents.  The Company is duly qualified as a  foreign
corporation  to do business and is in good standing  in
every  jurisdiction in which the nature of the business
conducted   or   property  owned  by  it   makes   such
qualification necessary, other than those in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect.

     Section 4.2    Authority. (i) The Company has  the
requisite  corporate power and authority to enter  into
and  perform its obligations under this Agreement,  and
all  Exhibits  annexed hereto,  and  to  issue  to  the
Investors  the  Preferred Stock  and  Warrants  to  the
Placement  Agent,  the  Underlying  Shares,  Additional
Shares,  Preferred  Stock,  Warrants  and  the  Warrant
Shares,  (ii) the execution, issuance and  delivery  of
this Agreement, and all Exhibits annexed hereto by  the
Company  and the consummation by it of the transactions
contemplated  hereby have been duly authorized  by  all
necessary  corporate action and no further  consent  or
authorization of the Company or its Board of Directors,
and  (iii)  this  Agreement, and all  Exhibits  annexed
hereto  have  been duly executed and delivered  by  the
Company and constitute valid and binding obligations of
the   Company  enforceable  against  the   Company   in
accordance   with   their   terms,   except   as   such
enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section  4.3     Capitalization.   The  authorized
capital  stock  of the Company consists of   30,000,000
shares of Common Stock, no par value per share, of which 4,098,845 shares are issued and outstanding, and 10,000,000 shares of preferred stock, no par value per share, of which 15,246 have been designated as Series A
Preferred  Stock, and 5,456 are issued and outstanding.
All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     Section  4.4     Common Stock.   The  Company  has
registered  its Common Stock pursuant to Section  12(g)
of  the Exchange Act and is in full compliance with all
reporting  requirements of the Exchange Act,  and  such
Common  Stock  is  currently listed or  quoted  on  the
Nasdaq  Small  Cap  Stock Market.   The  Company  is  a
"Reporting Issuer" as defined in Rule 902 of Regulation
S.

     Section  4.5.    SEC Documents.  The  Company  has
delivered or made available to the Investors  true  and
complete  copies  of  the SEC Documents  filed  by  the
Company  with  the  SEC during the twelve  (12)  months
immediately preceding the Subscription Date (including,
without  limitation, proxy information and solicitation
materials).  The Company has not provided to any of the
Investors any information that, according to applicable
law,  rule  or  regulation, should have been  disclosed
publicly  prior to the date hereof by the Company,  but
which  has  not  been so disclosed.  The SEC  Documents
comply  in  all material respects with the requirements
of  the Securities Act or the Exchange Act, as the case
may   be,   and  rules  and  regulations  of  the   SEC
promulgated  thereunder and none of the  SEC  Documents
contained  any untrue statement of a material  fact  or
omitted to state a material fact required to be  stated
therein  or  necessary in order to make the  statements
therein, in light of the circumstances under which they
were made, not misleading.  The financial statements of
the Company included in the SEC Documents comply as  to
form   in   all   material  respects  with   applicable
accounting  requirements and the  published  rules  and
regulations  of the SEC or other applicable  rules  and
regulations  with  respect  thereto.   Such   financial
statements  have  been  prepared  in  accordance   with
generally accepted accounting principles applied  on  a
consistent  basis  during the periods involved  (except
(i)  as  may  be otherwise indicated in such  financial
statements or the notes thereto or (ii) in the case  of
unaudited  interim statements, to the extent  they  may
not  include footnotes or may be condensed  or  summary
statements) and fairly present in all material respects
the  financial position of the Company as of the  dates
thereof  and the results of operations and  cash  flows
for  the  periods then ended (subject, in the  case  of
unaudited   statements,   to  normal   year-end   audit
adjustments).

     Section  4.6    Valid Issuances.  When issued  and
payment  has  been made therefor (in the  case  of  the
Investors),  the  Preferred Stock,  Underlying  Shares,
Warrants,  and Warrant Shares, issued to the  Placement
Agent,   and  the  Additional  Shares,  the  Underlying
Shares,  the Warrants, and the Warrant Shares  sold  to
the  Investors  will be duly and validly issued,  fully
paid,  and  nonassessable.   Neither  the  issuance  of
Preferred   Stock,  Underlying  Shares,  Warrants,   or
Warrant Shares, to the Placement Agent, nor the sale of
the  Additional  Shares,  the  Underlying  Shares,  the
Warrants,  or  the  Warrant Shares  to  the  Investors,
pursuant  to,  nor  the Company's  performance  of  its
obligations  under, this Agreement,  and  all  Exhibits
annexed  hereto  will (i) result  in  the  creation  or
imposition by the Company of any liens, charges, claims
or   other  encumbrances  upon  the  Preferred   Stock,
Warrants, Warrant Shares, or Underlying Shares,  issued
to  the  Placement  Agent, the Additional  Shares,  the
Preferred  Stock,  the Underlying Shares,  the  Warrant
Shares issued to the Investors, or any of the assets of
the Company, or (ii) entitle the holders of Outstanding
Capital  Shares  to  preemptive  or  other  rights   to
subscribe to or acquire the Capital Shares or other securities of the Company.

     Section  4.7    Corporate Documents.  The  Company
has   furnished  or  made  available  to  each  of  the
Investors  true  and correct copies  of  the  Company's

Articles of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's
By-Laws,  as  amended and in effect on the date  hereof
(the "By-Laws").

     Section   4.8     No  Conflicts.   The  execution,
delivery  and  performance of  this  Agreement  by  the
Company  and  the consummation by the  Company  of  the
transactions  contemplated  hereby,  including  without
limitation the issuance of the Securities, do  not  and
will  not  (i)  result in a violation of the  Company's
Articles  of Incorporation or By-Laws or (ii)  conflict
with,  or  constitute a material default (or  an  event
that  with notice or lapse of time or both would become
a  default)  under,  or give to others  any  rights  of
termination,  amendment, acceleration  or  cancellation
of,  any  material agreement, indenture, instrument  or
any  "lock-up" or similar provision of any underwriting
or  similar agreement to which the Company is a  party,
or (iii) result in a violation of any federal, state or
local  law, rule, regulation, order, judgment or decree
(including  federal  and  state  securities  laws   and
regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities, in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

     Section 4.9    No Material Adverse Change.   Since
December 31, 1997, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents, or as publicly announced.

     Section  4.10    No Undisclosed Liabilities.   The
Company  has  no liabilities or obligations  which  are
material,  individually or in the aggregate,  that  are
not   disclosed  in  the  SEC  Documents  or  otherwise
publicly announced, other than those set forth in the Company's financial statements or as incurred in the ordinary course of the Company's businesses since
December 31, 1997, and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

     Section   4.11     No   Undisclosed   Events    or
Circumstances.  Since December 31, 1997,  no  event  or
circumstance has occurred or exists with respect to the
Company   or  its  businesses,  properties,  prospects,
operations   or   financial  condition,   that,   under
applicable  law,  rule or regulation,  requires  public
disclosure or announcement prior to the date hereof  by
the   Company  but  which  has  not  been  so  publicly
announced or disclosed in the SEC Documents.

      Section  4.12   Litigation and Other Proceedings.
Except as may be set forth in the SEC Documents,  there
are  no  lawsuits  or proceedings  pending  or  to  the
knowledge  of  the  Company  threatened,  against   the
Company,  nor has the Company received any  written  or
oral  notice  of any such action, suit,  proceeding  or
investigation,  which would reasonably be  expected  to
have a Material Adverse Effect.  Except as set forth in
the SEC Documents, no judgment, order, writ, injunction
or  decree or award has been issued by or, so far as is
known   by   the  Company,  requested  of  any   court,
arbitrator  or  governmental  agency  which  would   be
reasonably  expected to result in  a  Material  Adverse
Effect.

     Section    4.13     Accuracy   of   Reports    and
Information.   The  Company is in  compliance,  to  the
extent applicable, with all reporting obligations under
either  Section 12(b), 12(g) or 15(d) of the 1934  Act.
The Company has registered its Common Stock pursuant to
Section  12  of  the 1934 Act and the Common  Stock  is
listed  and trades on the Nasdaq National Market.   The
Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the 1934 Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Securities (or for such shorter period that the Company has been required to file such material).

     Section 4.14   Dilution.  The Company is aware and
acknowledges  that  the  conversion  of  the  Preferred
Stock, and/or exercise of the Warrants, may cause dilution to existing stockholders and may significantly increase the outstanding number of shares of Common
Stock.

     Section 4.15   Employee Relations.  The Company is
not   involved  in  any  labor  dispute,  nor,  to  the
knowledge   of   the  Company,  is  any  such   dispute
threatened which could reasonably be expected to have a
Material   Adverse  Effect.   None  of  the   Company's
employees is a member of a union and the Company believes that its relations with its employees are good.

     Section 4.16   Environmental Laws.  The Company is
(i)  in  compliance with any and all foreign,  federal,
state  and local laws and regulations relating  to  the
protection  of human health and safety, the environment
or  hazardous or toxic substances or wastes, pollutants
or   contaminants  and  which  the  Company   know   is
applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

     Section  4.17   Insurance.  The Company is insured
by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

     Section  4.18    Board  Approval.   The  Board  of
Directors of the Company has concluded, in its good faith business judgment, that the issuances of the securities of the Company in connection with this Agreement are in the best interests of the Company.

                       ARTICLE V

              Covenants of the Investors

     Section  5.1    9.99%Limitations.  The  number  of
shares   of  Common  Stock  which  may  be  voluntarily
acquired by any of the Investors pursuant to the terms of this Agreement shall not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by any of the Investors, beneficially or deemed beneficially owned by any of the Investors, inclusive of Warrant Shares, would result in any of the Investors owning more than 9.99% of the issued and outstanding Common Stock of the Company in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder.

     The  preceding paragraph shall not interfere  with
any  Investor's right to convert Preferred Stock  which
in  the  aggregate totals more than 9.99% of  the  then
outstanding  shares  of Common Stock  so  long  as  the
Investor   does  not  own  more  than  9.99%   of   the
outstanding  Common  Stock  at  any  given  time.   The
foregoing  limitation shall not apply to the  Automatic
Conversion provision contained in Section IV K of the Certificate of Determination.

     Section 5.2  Forced Conversion.

           (a)   Circumstances  of  Forced  Conversion.
Subject  to  the other provisions of this Section  5.2,
from  and  after the Effective Date the  Company  shall
have  the  right to force conversion by the holders  of
the Preferred Stock of up to a cumulative aggregate  of
75%  of  the total number of shares of Preferred  Stock
issued by the Company by telecopying written notice  of
its   election  to  force  conversion  containing   the
information  set forth in Section 5.2(c)  (the  "Forced
Conversion Notice") to the holders under the following circumstances:

               1.    In the event at any time and  from
time  to time the Closing Bid Price of the Common Stock
is  equal to or greater than 150% of the Issuance Price
during a Forced Conversion Period the Company may force
conversion by the holder of up to a maximum of  15%  of
the total number of shares of Preferred Stock issued by
the  Company  to  the  holders.  Such  right  to  force
conversion   pursuant  to  the   provisions   of   this
Subsection 5.2(a)1 shall continue until the total number of shares of Preferred Stock converted by holders pursuant to the provisions of this Subsection
5.2(a) equals 25% of the total number of shares of Preferred Stock issued by the Company.

               2.    In the event, at any time and from
time to time, the Closing Bid Price of the Common Stock is equal to or greater than 175% of the Issuance Price during a Forced Conversion Period, the Company may force conversion by the holder of up to a maximum of 15% of the total number of shares of Preferred Stock issued by the Company to the holders. Such right to force conversion pursuant to the provisions of this Subsection 5.2(a)2 shall continue until the total number of shares of Preferred Stock converted by holders pursuant to the provisions of this Subsection
5.2(a)2 equals 25% of the total number of shares of Preferred Stock issued by the Company.

               3.    In the event, at any time and from
time to time, the Closing Bid Price of the Common Stock
is  equal to or greater than 200% of the Issuance Price
during a Forced Conversion Period the Company may force
conversion by the holder of up to a maximum of  15%  of
the total number of shares of Preferred Stock issued by
the  Company  to  the  holders.  Such  right  to  force
conversion   pursuant  to  the   provisions   of   this
Subsection 5.2(a) 3 shall continue until the total number of shares of Preferred Stock converted by holders pursuant to the provisions of this Subsection
5.2(a) 3 equals 25% of the total number of shares of Preferred Stock issued by the Company.

               4.   In  the event the Company causes  a
forced  conversion  as  set forth  herein  the  Accrual
Deduction shall not apply. A Forced Conversion Notice shall not be deemed to affect or otherwise reduce the holders conversion rights as set forth herein as to the shares of Preferred Stock not subject to a Forced
Conversion Notice.

           (b)   Delivery of Forced Conversion  Notice.
No  more  than  15% of the total number  of  shares  of
Preferred Stock issued by the Company shall be  subject
to  forced  conversion pursuant to  the  provisions  of
Section  5.2(a)  during  any  single  30  calendar  day
period.    The   Company  shall  effect   such   forced
conversions pro rata amongst the holders  according  to
the  number of shares of Preferred Stock held  by  each
holder  of  Preferred  Stock.   The  Forced  Conversion
Notice must be delivered by the Company prior to  12:00
p.m.  Eastern Time on the first Trading Day immediately
following  the  expiration  of  the  Forced  Conversion
Period.   A  Forced Conversion Notice shall  be  deemed
delivered  on  (i) the Trading Day it is faxed  by  the
Company if such notice is faxed (with confirmation that
it  was  received by the holder) prior  to  12:00  p.m.
Eastern   Time,  or  (ii)  the  immediately  succeeding
Trading  Day if it is faxed (with confirmation that  it
was  received  by the holder) after 12:00 p.m.  Eastern
Time on a Trading Day or at any time on a day which  is
not a Trading Day.  No Forced Conversion Notice may  be
deemed  delivered, on a day that is not a Trading  Day.
The Company must forward the original Forced Conversion
Notice  to  the holder via reputable overnight  courier
for  delivery on the Trading Day immediately  following
transmission  of  the  Forced  Conversion  Notice   via
facsimile.  In the event the original Forced Conversion
Notice is not sent to the holder of the Preferred Stock
as  set forth above, the Forced Conversion Notice shall
be  deemed  revoked and ineffective.  Once the  Company
has  exercised  its  right to force conversion  of  the
Preferred Stock by giving a Forced Conversion Notice to
the  holder  as  set  forth above it  shall  be  deemed
irrevocable.   Each  Trading Day on  which  the  Forced
Conversion Notice is telecopied to and received by  the
holder  shall  be  deemed  a Conversion  Date  for  the
purposes  of  completing  the  forced  conversion   and
calculating the number of shares of Common Stock to  be
issued  upon  the forced conversion.  The Company  will
transmit the certificates representing shares of Common
Stock issuable pursuant to the Forced Conversion Notice
(together   with  the  certificates  representing   the
remaining shares of Preferred Stock not being forced to
convert,  if any) to the holder via reputable overnight
courier,  by  electronic transfer or  otherwise  within
three  (3)  Trading  Days after the  Forced  Conversion
Notice  was  faxed  to holder (the  "Forced  Conversion
Date").  In the event the Company does not  deliver the
shares  of  Common  Stock upon  the  forced  conversion
within  seven  days after the Forced Conversion  Notice
was  faxed  to holder, the holder shall be entitled  to
liquidated  damages determined as set forth in  Section
IV  D  above.  In the event the Company fails to comply
with  the terms of the forced conversion in any  manner
on  more than three separate occasions, which shall not
include  any  such  failure  which  has  been  amicably
resolved  between  the Company and two  thirds  of  the
holders within seven days after the holder has received
a  Forced  Conversion  Notice or  a  Forced  Conversion
Notice within the meaning of the last sentence of  this
Section,  it  shall have waived its right  to  serve  a
Forced Conversion Notice upon that particular holder at
any  time  in  the future.  A Forced Conversion  Notice
shall  be deemed to be effective if the information  it
contains  is inaccurate provided that the actual  facts
would   have  supported  the  delivery  of  the  Forced
Conversion Notice and the holders are not prejudiced by the inaccurate information.

           (c)   Contents of Forced Conversion  Notice.
The  Forced  Conversion Notice shall set  forth  (i)  a
calculation   referencing   the   conversion    formula
contained herein showing the number of shares of Common
Stock being issued pursuant to the applicable forced conversion, and (ii) a statement identifying which subsection among 5.2(a)1, 5.2(a) 2, or 5.2(a) 3, that the Company is relying on to force conversion, and the Closing Bid Prices of the Common Stock during the
Forced Conversion Period.

           (d)   Mechanics of Forced Conversion.   Upon
the   Company's   full  compliance  with   the   forced
conversion  provisions set forth in Sections 5.2(a),(b)
and  (c),  the shares of Preferred Stock that  are  the
subject  of  a forced conversion shall be automatically
canceled  and converted into a right to receive  shares
of  Common Stock, and all rights of the Preferred Stock
which   are  the  subject  of  the  forced  conversion,
including the right to conversion, shall cease  without
further  action,  provided  the  holder  receives   the
correct number of shares of Common Stock due upon the forced conversion. Immediately following receipt of the Forced Conversion Notice, if the holder concurs with the Company's conversion calculations in the Forced Conversion Notice, the holder shall surrender their original shares of Preferred Stock which are the subject of the Forced Conversion Notice at the office of the Company, and the Company shall send to the holder a new Preferred Stock certificate for that number of shares of Preferred Stock which remains outstanding, if any, within three Business Days after such surrender by the holder.

           (e)   Adjustments. The number of  shares  of
Common Stock issuable upon the forced conversion of the Preferred Stock shall be adjusted in the manner and under the circumstances as set forth in Section IV of the Certificate of Determination.

           (f)   Holders' Right to Convert. At any time
up   to  the  date  immediately  prior  to  the  Forced
Conversion Date, the holders shall have the right to convert the Preferred Stock into Common Stock as more fully provided in Section IV of the Certificate of Determination.

                      ARTICLE VI

               Covenants of the Company

     Section  6.1    Registration Rights.  The  Company
shall cause the Registration Rights Agreement to remain in full force and effect so long as any Registrable
Securities remain outstanding and the Company shall comply in all material respects with the terms thereof.

     Section 6.2    Reservation of Common Stock.  As of
the  date  hereof,  the Company has  reserved  and  the
Company shall continue to reserve and keep available at
all  times, free of preemptive rights, shares of Common
Stock  for  the  purpose  of enabling  the  Company  to
satisfy  any obligation to issue the Additional Shares,
Underlying Shares, and Warrant Shares; such  amount  of
shares  of  Common  Stock  to  be  reserved  shall   be
calculated  based  upon  the  minimum  Purchase   Price
therefor  under  the  terms  of  this  Agreement,   the
Certificate  of Determination, and the  Warrants.   The
number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Preferred Stock, the Warrants.

     Section  6.3     Listing  of  Common  Stock.   The
Company  hereby agrees to maintain the listing  of  the
Common  Stock on the Principal Market, and as  soon  as
practicable after the Subscription Date to list all  of
the  Underlying Shares, and the Warrant Shares issuable
hereunder.  The Company further agrees, if the  Company
applies  to have the Common Stock traded on  any  other
Principal  Market, it will include in such  application
all  of  the Underlying Shares, and the Warrant Shares,
and  will  take  such  other action  as  is  reasonably
necessary  or desirable in the opinion of the Investors
to  cause  the Common Stock to be listed on such  other
Principal Market as promptly as possible.  The  Company
will  comply  with the listing and trading requirements
of  its  Common Stock on a Principal Market (including,
without limitation, maintaining sufficient net tangible
assets)  and  will  comply in  all  respects  with  the
Company's reporting, filing and other obligations under
the  bylaws or rules of the Principal Market.   In  the
event  the  Company receives notification  from  Nasdaq
concerning  delisting  of  the  Common  Stock  on   the
Principal Market, the Company will comply with all applicable listing standards of the Principal Market.

     Section  6.4    Exchange Act Registration.   Until
the  earlier  to  occur  of (i) four  years  after  the
Subscription Date, or (ii) the Securities are no longer
held  by  the Investors, the Company will use its  best
efforts  to  maintain the registration  of  its  Common
Stock   under  Section  12 of the  Exchange  Act,  will
comply  in  all respects with its reporting and  filing
obligations  under  the Exchange  Act,  and  until  the
earlier   to  occur  of  (i)  four  years   after   the
Subscription Date or (ii) the Securities are no longer held by the Investors, the Company will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

     Section    6.5      Legends.    The   certificates
evidencing the Preferred Stock to be sold by the Investors pursuant to Section 9.1 shall be free of legends, except as set forth in Article IX.

     Section  6.6    Corporate Existence.  The  Company
will take all steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7    Consolidation; Merger.  The Company
shall  not,  at any time after the date hereof,  effect
any  merger  or  consolidation of the Company  with  or
into, or a transfer of all or substantially all of  the
assets   of   the   Company  to,  another   entity   (a
"Consolidation  Event") unless the resulting  successor
or  acquiring  entity (if not the Company)  assumes  by
written  instrument the obligation to  deliver  to  the
Investors and the Placement Agent such shares of  stock
and/or  securities as the Investors and  the  Placement
Agent   are  entitled  to  receive  pursuant  to   this
Agreement.

     Section 6.8    Issuance of Underlying Shares,  and
Warrant Shares. The issuance of the Underlying Shares, and the Warrant Shares pursuant to exercise of the Warrants, and the conversion of the Preferred Stock, shall be made in accordance with the provisions and requirements of Regulation S and any applicable state securities law.

     Section   6.9     Legal  Opinion.   The  Company's
independent counsel shall deliver to the Investors upon
execution of this Agreement, an opinion in the form  of
Exhibit  G annexed hereto. The Company will obtain  for
the Investors and the Placement Agent, at the Company's
expense, any and all opinions of counsel which  may  be
reasonably  required in order to convert the  Preferred
Stock, including, but not limited to, obtaining for the
Investors  and  the  Placement  Agent  an  opinion   of
counsel, subject only to receipt of a notice of conversion (the "Notice of Conversion") in the form of
Exhibit I, directing the Transfer Agent to remove the legend from the certificate.

     Section  6.10   20% Rule Limitation.  If  required
by  the  Principal Market on which the Company's Common
Stock  is  then listed, the Company shall use its  best
efforts to obtain, as soon as practicable, but no later
than  seventy-five  days after the  Subscription  Date,
shareholder  approval of the below market issuances  of
shares of Common Stock (and securities convertible into
and  exercisable for Common Stock) to the Investors and
the  Placement Agent in excess of twenty percent  (20%)
of  the number of shares of Common Stock outstanding as
of   Subscription  Date.   In  the   event   that   the
aforementioned proposal is not so approved (other than in a case where the failure to so obtain shareholder approval has resulted from the failure of the Investors or the Placement Agent to vote all Capital Shares owned by them on the applicable record date in favor of the relevant proposal), the Company shall seek a waiver from The Nasdaq Stock Market (or such other Principal
Market) for such below market issuances. In the event the Company does not receive such waiver within the earlier of ten (10) days after the stockholders meeting or eighty-five days after the Subscription Date, the

Company shall  delist the Common Stock from The  Nasdaq
Stock Market and immediately list the Common Stock on the OTC Bulletin Board. Notwithstanding the foregoing, in the event the Company has issued an amount of Common
Stock equal to twenty percent (20%) of the number of shares of Common Stock outstanding as of Subscription
Date, the Investors and the Placement Agent may effect conversions of the Preferred Stock at a price per Underlying Share equal to the lesser of: (i) the Issuance Price, or (ii) the Bid Price on the Trading
Day that a Conversion Notice is sent to the Company (or such next successive Trading Day if such day is not a Trading Day).


     Section  6.11   Restrictions on Future Financings.
The  Company agrees that it will not, without the prior
written consent of all of the Investors, enter into any
subsequent or further offer or sale of Common Stock, or
any  securities  or other instruments convertible  into
shares  of Common Stock, with any party that is  not  a
party   to   this  Agreement  until  the   Registration
Statement  has  been effective for  sixty  days.   This
restriction  shall not apply to: (a)  the  issuance  of
securities (other than for cash) in connection  with  a
merger,   consolidation,  sale  of  assets,  or   other
disposition,  (b)  the exchange of Capital  Shares  for
assets,  stock,  or  joint  venture  interest,  (c)  an
offering  of  any of the Company's securities  at  then
current  market  prices  with  no  repricing  or  reset
provisions, or (d) any employee benefit plan; provided,
however,  that  any  action  contemplated  under   this
Section is subject to the condition that registration right if any, in connection with such action shall not require the filing by the Company of a registration statement of such shares prior to sixty days after the Effective Date.

     Section 6.12   Conversion of Preferred Stock.  The
Company  will  permit the Investors and  the  Placement
Agent  to exercise their right to convert the Preferred
Stock by telecopying an executed and completed Notice of Conversion to the Company as is set forth in the Certificate of Determination.

     Section 6.13   Restriction on Future Issuances  of
Preferred Stock. The Company agrees that except as provided for in this Agreement, it will not issue any additional share or shares of Preferred Stock.

     Section 6.14   Forced Conversion Limitation.   The
Company may not serve a Forced Conversion Notice (as defined in Section 5.2(c)) upon any of the Investors if such notice would result in any one Investor holding, at any time, more than 9.99% of the number of shares of Common Stock then outstanding.

                      ARTICLE VII

  Due Diligence Review; Non-Disclosure of Non-Public
                      Information

     Section  7.1    Due Diligence Review.  The Company
shall  make available for inspection and review by  the
Investors,  advisors  to  and  representatives  of  the
Investors  (who may or may not be affiliated  with  the
Investors),  any  underwriter  participating   in   any
disposition of the Registrable Securities on behalf  of
the  Investors pursuant to the Registration  Statement,
any   such  registration  statement  or  amendment   or
supplement  thereto  or any blue  sky,  NASD  or  other
filing,  all  financial  and  other  records,  all  SEC
Documents and other filings with the SEC, and all other
corporate  documents and properties of the  Company  as
may  be  reasonably necessary for the purpose  of  such
review, and cause the Company's officers, directors and
employees  to  supply  all such information  reasonably
requested  by  any  of  the  Investors  or   any   such
representative,  advisor or underwriter  in  connection
with  such  Registration Statement (including,  without
limitation,  in  response to all  questions  and  other
inquiries reasonably made or submitted by any of them),
prior  to  and from time to time after the  filing  and
effectiveness  of  the Registration Statement  for  the
sole   purpose  of  enabling  the  Investors  and  such
representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section   7.2      Non-Disclosure  of   Non-Public
Information

           (a)   The  Company shall not  disclose  non-
public  information to the Investors, advisors  to,  or
representatives  of,  the  Investors  unless  prior  to
disclosure  of such information the Company  identifies
such  information as being non-public  information  and
provides   each   Investor,  and   its   advisors   and
representatives  with  the  opportunity  to  accept  or
refuse  to  accept  such  non-public  information   for
review.   The Company may, as a condition to disclosing
any non-public information hereunder, require each of the Investors advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

          (b)  Nothing herein shall require the Company
to  disclose  non-public  information  to  any  of  the
Investors or their advisors or representatives, and the
Company  represents that it does not  disseminate  non-
public information to any investors who purchase  stock
in  the Company in a public offering, to money managers
or  to  securities  analysts, provided,  however,  that
notwithstanding  anything herein to the  contrary,  the
Company  will,  as  hereinabove  provided,  immediately
notify   the  advisors  and  representatives   of   the
Investors  and, if any, underwriters, of any  event  or
the   existence  of  any  circumstance   (without   any
obligation   to   disclose  the   specific   event   or
circumstance)  of which it becomes aware,  constituting
non-public information (whether or not requested of the
Company specifically or generally during the course  of
due  diligence by such persons or entities), which,  if
not   disclosed  in  the  prospectus  included  in  the
Registration  Statement would cause such prospectus  to
include  a material misstatement or to omit a  material
fact required to be stated therein in order to make the
statements,  therein, in light of the circumstances  in
which   they   were  made,  not  misleading.    Nothing
contained  in this Section shall be construed  to  mean
that  such persons or entities other than the Investors
(without the written consent of the Investors prior  to
disclosure  of  such information) may not  obtain  non-
public  information  in the course  of  conducting  due
diligence  in  accordance  with  the  terms   of   this
Agreement  and  nothing herein shall prevent  any  such
persons or entities from notifying the Company of their
opinion  that  based  on  such due  diligence  by  such
persons  or  entities, that the Registration  Statement
contains  an  untrue statement of a  material  fact  or
omits  a  material fact required to be  stated  in  the
Registration  Statement  or  necessary  to   make   the
statements   contained  therein,  in   light   of   the
circumstances in which they were made, not misleading.

                     ARTICLE VIII

                        Legends

          Section  8.1     Legends.   The  certificates
representing the Securities shall be subject to a legend restricting transfer under the Act, such legend to be substantially as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE
     HAVE NOT BEEN REGISTERED UNDER THE SECURITIES  ACT
     OF 1933, AS AMENDED (TOGETHER WITH THE REGULATIONS
     PROMULGATED THEREUNDER, THE "SECURITIES ACT"), AND
     MAY  NOT  BE  SOLD, OFFERED FOR SALE, TRANSFERRED,
     PLEDGED  OR HYPOTHECATED WITHIN THE UNITED  STATES
     (AS   THAT   TERM  IS  DEFINED  IN  REGULATION   S
     PROMULGATED UNDER THE SECURITIES ACT) OR TO A U.S.
     PERSON  (AS THAT TERM IS DEFINED IN REGULATION  S)
     IN   THE  ABSENCE  OF  AN  EFFECTIVE  REGISTRATION
     STATEMENT  FILED UNDER SAID ACT AND ANY APPLICABLE
     STATE  SECURITIES LAWS, UNLESS AN  EXEMPTION  FROM
     SUCH    REGISTRATION   IS   AVAILABLE.     HEDGING
     TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE
     CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES
     ACT."

          The Warrants shall also be subject to an additional legend stating that the Warrants and the securities to be issued upon their exercise have not been registered under the Securities Act and that the Warrants may not be exercised by or on behalf of any U.S. Person (as defined under Regulation S) unless registered under the Securities Act or any exemption from registration is available.

     The certificates representing the Securities, and each certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

      Upon receipt of the Notice of Conversion annexed hereto as Exhibit F the Company shall forward to the Transfer Agent an opinion substantially in the form annexed hereto as Exhibit G to have the legend removed and the company shall issue replacement certificates.

     In   addition  to  the  Legend,  each  certificate
representing Preferred Stock will bear the following legend:

     "These  securities may be forcibly  converted  and
     are subject to a restriction on transfer  provided
     in  that  certain  Securities  Purchase  Agreement
     dated  December  , 1998 (the `Agreement')  by  and
     between   Mustang  Software,  Inc.,  the  entities
     listed on Schedule A attached to the Agreement and Settondown Capital International Ltd. A copy of the Agreement is available upon request from Mustang Software, Inc., 6200 Lake Ming Road,
     Bakersfield, CA 93306, Attention: Chief  Financial
     Officer."

     Upon  the  execution  and  delivery  hereof,   the
Company is issuing to the transfer agent for its Common
Stock  (and  to any substitute or replacement  transfer
agent   for   its  Common  Stock  upon  the   Company's
appointment  of  any  such  substitute  or  replacement
transfer agent) instructions in substantially the  form
of  Exhibit  H  hereto.   Such  instructions  shall  be
irrevocable  by  the Company from and  after  the  date
hereof  or from and after the issuance thereof  to  any
such  substitute or replacement transfer agent, as  the
case may be, except as otherwise expressly provided  in
the  Registration Rights Agreement.  It is  the  intent
and  purpose of such instructions, as provided therein,
to require the transfer agent for the Common Stock from
time to time upon transfer of Registrable Securities by
the   Investors  or  the  Placement  Agent   to   issue
certificates  evidencing  such  Registrable  Securities
free  of  the  Legend during the following periods  and
under   the   following   circumstances   and   without
consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investors:

          (a)   at  any time after the Effective  Date,
upon  surrender of one or more certificates  evidencing
the Warrants or Preferred Stock,  that bear the Legend,
to  the  extent accompanied by a notice requesting  the
issuance  of  new certificates free of  the  Legend  to
replace  those  surrendered;  provided  that  (i)   the

Registration Statement shall then be effective; (ii) the Investor(s) and/or the Placement Agent confirm to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor(s) and/or
Placement Agent confirm to the transfer agent that the Investor(s) and/or Placement Agent have complied with the prospectus delivery requirement.

          (b)  at any time upon any surrender of one or
more  certificates  evidencing  Registrable  Securities
that  bear the Legend, to the extent accompanied  by  a
notice requesting the issuance of new certificates free
of   the  Legend  to  replace  those  surrendered   and
containing  representations that  (i)  the  Investor(s)
and/or  the Placement Agent is permitted to dispose  of
such Registrable Securities,  without limitation as  to
amount or manner of sale pursuant to Rule 144(k)  under
the  Securities  Act  or  (ii) the  Investor(s)  and/or
Placement   Agent  has  sold,  pledged   or   otherwise
transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities, in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. The Company shall have counsel provide any and all opinions necessary for the sale under Rule 144.

     Any  of  the  notices referred to  above  in  this
Section 8.1 may be sent by facsimile to the Company's transfer agent.

     Section  8.2    No Other Legend or Stock  Transfer
Restrictions.  No legend other than those specified  in
Section  8.1 have been or shall be placed on the  share
certificates  representing the Preferred Stock  or  the
Warrants,   and  no  instructions  or  "stop   transfer
orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

     Section 8.3    Investor's Compliance.  Nothing  in
this Article shall affect in any way any of the Investors obligations under any agreement to comply with all applicable securities laws upon resale of the Securities.

                      ARTICLE IX

                     Choice of Law

     Section 9.1    Choice of Law; Venue; Jurisdiction.
This  Agreement  will  be  construed  and  enforced  in
accordance with and governed by the laws of  the  State
of  California,  except for matters arising  under  the
Securities  Act,  without reference  to  principles  of
conflicts  of  law.   The party  commencing  any  legal
action   shall   have  the  option  of   choosing   the
jurisdiction of the U.S. District Court sitting in  the
Southern  District of the State of New York or  in  the
Northern   or   Central  District  of   California   in
connection   with  any  dispute  arising   under   this
Agreement  and  hereby waives, to  the  maximum  extent
permitted   by   law,  any  objection,  including   any
objection  based  on  forum  non  conveniens,  to   the
bringing  of any such proceeding in such jurisdictions.
Each  party hereby agrees that if another party to this
Agreement  obtains  a judgment against  it  in  such  a
proceeding, the party which obtained such judgment  may
enforce same by summary judgment in the courts  of  any
country having jurisdiction over the party against whom
such  judgment  was  obtained, and  each  party  hereby
waives any defenses available to it under local law and
agrees  to  the  enforcement of such a judgment.   Each
party  to  this Agreement irrevocably consents  to  the
service  of  process  in  any such  proceeding  by  the
mailing  of  copies thereof by registered or  certified
mail, postage prepaid, to such party at its address set
forth herein.  Nothing herein shall affect the right of
any   party  to  serve  process  in  any  other  manner
permitted by law. Each party waives its right to a trial by jury.

                       ARTICLE X

 Assignment; Entire Agreement, Amendment; Termination

     Section   10.1     Assignment.    The   Investor's
interest  in  this  Agreement  and  its  ownership   of
Preferred  Stock  and  Warrants  may  be  assigned   or
transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to, and truthfully can, make the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article
V. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by the Investors hereunder with respect to the Common Stock held by such person.

     Section 10.2   Termination.  This Agreement  shall
terminate  upon the earliest of (i) the date  that  all
the  Registrable  Securities  have  been  sold  by  the
Investors pursuant to the Registration Statement;  (ii)
the  date the Investors receive an opinion from counsel
to  the  Company that all of the Registrable Securities
may  be sold under the provisions of Rule 144; or (iii)
three  years  after  the Subscription  Date;  provided,
however, that the provisions of Articles III, IV, V, VI
(as  long  as the Securities are beneficially owned  by
any  of the Investors or the Placement Agent, or  their
permitted  assigns), VIII, IX, X, XI, and XII,  herein,
and   the   registration  rights  provisions  for   the
Registrable  Securities held by the Investors  and  the
Placement  Agent set forth in this Agreement,  and  the
Registration  Rights  Agreement,  shall   survive   the
termination of this Agreement.

                      ARTICLE XI

                        Notices

      Section  11.1    Notices.  All notices,  demands,
requests, consents, approvals, and other communications
required  or  permitted hereunder shall be  in  writing
and,  unless otherwise specified herein, shall  be  (i)
personally   served,  (ii)  deposited  in   the   mail,
registered  or  certified,  return  receipt  requested,
postage  prepaid,  (iii)  delivered  by  reputable  air
courier   service   with  charges  prepaid,   or   (iv)
transmitted  by hand delivery, telegram, or  facsimile,
addressed  as set forth below or to such other  address
as  such  party shall have specified most  recently  by
written  notice.   Any  notice or  other  communication
required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
The addresses for such communications shall be:

     If to Mustang Software, Inc.:

          Mustang Software, Inc.
          6200 Lake Ming Road
          Bakersfield, CA 93306
          Attention: Jim Harrer
          Facsimile: (805) 873-2457
          Telephone: (805) 873-2500

     If to the Investors, at the addresses listed on
                              Schedule A.

     If to the Placement Agent, at the address listed on the first page of this Agreement.

     with a copy to:

          The Goldstein Law Group, PC
          65 Broadway, 10th Floor
          New York, NY  10006
          Attention: Scott H. Goldstein, Esq.
          Telephone: (212) 809-4220
          Facsimile: (212) 809-4228


     Either party hereto may from time to time change its address or facsimile number for notices under this
Section 11.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section   11.2    Indemnification.    The  Company
agrees  to  indemnify  and hold harmless  each  of  the
Investors  and each officer, director of the  Investors
or person, if any, who controls the Investor within the
meaning  of  the  Securities Act  against  any  losses,
claims, damages or liabilities, joint or several (which
shall, for all purposes of this Agreement, include, but
not   be   limited  to,  all  costs  of   defense   and
investigation and all attorneys' fees),  to  which  the
Investors may become subject, under the Securities  Act
or  otherwise, insofar as such losses, claims,  damages
or  liabilities  (or actions in respect thereof)  arise
out of or are based upon the breach of any term of this
Agreement.   This  indemnity  agreement  will   be   in
addition  to  any  liability  which  the  Company   may
otherwise have.

     Each Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities
(which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the

Company  or  any such officer, director or  controlling
person  may become subject under the Securities Act  or
otherwise,  insofar as such losses claims,  damages  or
liabilities (or actions in respect thereof)  arise  out
of  or  are based upon the breach of any term  of  this
Agreement.   This  indemnity  agreement  will   be   in
addition to any liability which the Investors or any subsequent assignee may otherwise have.

      Promptly  after  receipt by an indemnified  party
under this Section of notice of the commencement of any
action,  such  indemnified party will, if  a  claim  in
respect  thereof is to be made against the indemnifying
party under this Section, notify the indemnifying party
of  the  commencement thereof; but the omission  so  to
notify  the  indemnifying party will  not  relieve  the
indemnifying party from any liability which it may have
to  any  indemnified party otherwise  than  as  to  the
particular  item  as to which indemnification  is  then
being sought solely pursuant to this Section.  In  case
any  such  action  is brought against  any  indemnified
party,  and it notifies the indemnifying party  of  the
commencement  thereof, the indemnifying party  will  be
entitled to participate in, and, to the extent that  it
may  wish,  jointly  with any other indemnifying  party
similarly notified, assume the defense thereof, subject
to  the provisions herein stated and after notice  from
the indemnifying party to such indemnified party of its
election   so  to  assume  the  defense  thereof,   the
indemnifying   party  will  not  be  liable   to   such
indemnified party under this Section for any  legal  or
other   expenses   subsequently   incurred   by    such
indemnified  party  in  connection  with  the   defense
thereof  other  than reasonable costs of investigation,
unless  the  indemnifying party shall  not  pursue  the
action to its final conclusion.  The indemnified  party
shall have the right to employ separate counsel in  any
such  action and to participate in the defense thereof,
but the fees and expenses of such counsel shall not  be
at  the  expense  of  the  indemnifying  party  if  the
indemnifying  party  has assumed  the  defense  of  the
action  with  counsel  reasonably satisfactory  to  the
indemnified  party;  provided that if  the  indemnified
party is one of the Investors, the fees and expenses of
such   counsel   shall  be  at  the  expense   of   the
indemnifying  party  if  (i)  the  employment  of  such
counsel has been specifically authorized in writing  by
the  indemnifying party, or (ii) the named  parties  to
any  such  action  (including  any  impleaded  parties)
include  both  the Investor and the indemnifying  party
and  the  Investor  shall have  been  advised  by  such
counsel  that  there may be one or more legal  defenses
available to the indemnifying party different  from  or
in  conflict  with  any  legal defenses  which  may  be
available   to  the  Investors  (in  which   case   the
indemnifying party shall not have the right  to  assume
the  defense of such action on behalf of the Investors,
it  being  understood, however, that  the  indemnifying
party shall, in connection with any one such action  or
separate  but substantially similar or related  actions
in  the  same  jurisdiction arising  out  of  the  same
general  allegations or circumstances, be  liable  only
for  the  reasonable fees and expenses of one  separate
firm of attorneys for the Investor(s), which firm shall
be  designated  in  writing by  the  Investor(s)).   No
settlement  of any action against an indemnified  party
shall be made without the prior written consent of  the
indemnified   party,  which  consent   shall   not   be
unreasonably withheld.

     Section  11.3  Contribution.  In order to  provide
for   just   and  equitable  contribution   under   the
Securities Act in any case in which (i) the indemnified
party  makes  a claim for indemnification  pursuant  to
Section  11.2  hereof but is judicially determined  (by
the  entry of a final judgment or decree by a court  of
competent  jurisdiction and the expiration of  time  to
appeal or the denial of the last right of appeal)  that
such  indemnification may not be enforced in such  case
notwithstanding the fact that the express provisions of
Section 11.2 hereof provide for indemnification in such
case, or (ii) contribution under the Securities Act may
be  required on the part of any indemnified party, then
the   Company   and  the  applicable   Investor   shall
contribute to the aggregate losses, claims, damages  or
liabilities to which they may be subject (which  shall,
for all purposes of this Agreement, include, but not be
limited to, all costs of defense and investigation  and
all  attorneys'  fees),  in  either  such  case  (after
contribution  from  others) on the  basis  of  relative
fault   as   well  as  any  other  relevant   equitable
considerations.  The  amount  paid  or  payable  by  an
indemnified  party as a result of the  losses,  claims,
damages  or liabilities (or actions in respect thereof)
referred  to above in Section 11.2 shall be  deemed  to
include any legal or other expenses reasonably incurred
by   such   indemnified  party   in   connection   with
investigating  or defending any such action  or  claim.
No   person   guilty  of  fraudulent  misrepresentation
(within  the meaning of Section 11(f) of the Securities
Act) shall be entitled to contributions from any person
who    was    not    guilty    of    such    fraudulent
misrepresentation.

                      ARTICLE XII

                     Miscellaneous

     Section     12.1      Counterparts;     Facsimile;
Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company on the one hand, and all of the Investors, and the Placement Agent, on the other hand.

     Section  12.2   Entire Agreement.  This Agreement,
the  Exhibits or Attachments hereto, which include, but
are  not  limited to the Certificate of  Determination,
the   Warrants   ,  the  Escrow  Agreement,   and   the
Registration  Rights  Agreement set  forth  the  entire
agreement and understanding of the parties relating  to
the  subject matter hereof and supersede all prior  and
contemporaneous     agreements,    negotiations     and
understandings  between  the  parties,  both  oral  and
written  relating  to the subject  matter  hereof.  The
terms and conditions of all Exhibits and Attachments to
this   Agreement  are  incorporated  herein   by   this
reference and shall constitute part of this Agreement as is fully set forth herein.

     Section   12.3     Survival;   Severability.   The
representations, warranties, covenants  and  agreements
of  the  parties  hereto  shall  survive  each  Closing
hereunder.  In  the  event that any provision  of  this
Agreement  becomes  or  is  declared  by  a  court   of
competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section  12.4   Title and Subtitles.   The  titles
and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section  12.5    Reporting Entity for  the  Common
Stock.   The  reporting  entity  relied  upon  for  the
determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement and all Exhibits shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section 12.6   Replacement of Certificates.   Upon
(i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Preferred Stock, and
(ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

     Section  12.7   Fees and Expenses.   Each  of  the
parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay on the Subscription
Date (i) the sum of Five Thousand ($5,000) Dollars in cash out of the proceeds received by the Company on the Subscription Date to Goldstein, Goldstein & Reis, LLP for legal, administrative, and escrow fees, and (ii) to the Placement Agent (A) 125 shares of Preferred Stock, and (B) a Warrant to purchase 10,000 Warrant Shares, for Placement Agent fees.

      Section 12.8   Noncircumvention.  The Company and
the Investors agree that they shall not circumvent this
Agreement and the Company's obligation to pay  fees  to
the Placement Agent, and the Company, the Investors and
the Placement Agent agree that they will not circumvent
the   provisions  of  this  Agreement  or  the   Escrow
Agreement and the Company's obligation for the payment of fees to the Escrow Agent.







     [Remainder of Page Intentionally Left Blank]

               [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

          MUSTANG SOFTWARE, INC.


          By __/s/ James A. Harrer ______
               James A Harrer, President



          By___/s/ Donald M. Leonard_____
               Donald M. Leonard,
               Chief Financial Officer


          SETTONDOWN CAPITAL INTER-
          NATIONAL LTD., Placement Agent


          By__/s/ Dawn E. Davis__________
              Dawn E. Davis


          AVALON CAPITAL, LTD.


          By___/s/ Giora Lavie___________
            Giora Lavie, Attorney-in-Fact


          THE CUTTYHUNK FUND LIMITED


          By__/s/ Geoffrey M. Lewis______
              Geoffrey M. Lewis
              Director

                      SCHEDULE A

INVESTORS:


1.   AVALON CAPITAL, LTD.
     17 Earlsfort Terrace
     Dublin #2 Ireland,
     Attention: Giora Lavie
     Telephone: 01197235441937
     Facsimile: 01197235441870.
     Initial Investment Amount: $125,000
     No. of Shares of Preferred Stock: 1,250
     Warrant: 37,500


2.   THE CUTTYHUNK FUND LIMITED
     73 Front Street
     Hamilton HM 12, Bermuda
     Attention: Robert Rans
     Telephone: (441) 295-8658
     Facsimile: (441) 292-6274.
     Initial Investment Amount: $125,000
     No. of Shares of Preferred Stock: 1,250
     Warrant: 37,500

EXHIBIT 99.2

                       EXHIBIT B


                   ESCROW AGREEMENT

     THIS  AGREEMENT  is made as of  the  31st  day  of
December,  1998  by and among MUSTANG  SOFTWARE,  INC.,
with  its  principal  office at 6200  Lake  Ming  Road,
Bakersfield, CA 93306 (hereinafter the "Company"),  the
"Purchasers"  specified on Schedule A attached  hereto,
with   their  respective  principal  offices   at   the
addresses  set forth in Schedule A, SETTONDOWN  CAPITAL
INTERNATIONAL LTD., (the "Placement Agent") located  at
Charlotte  House, Charlotte Street, P.O. Box  N.  9204,
Nassau,  Bahamas, and THE GOLDSTEIN LAW GROUP,  PC,  65
Broadway, 10th Fl., New York, NY 10006 (hereinafter the
"Escrow Agent").

                 W I T N E S S E T H:

          WHEREAS,  the  Purchasers will be  purchasing
Preferred   Stock   and  Warrants   (collectively   the
"Securities"), from the Company at a purchase price as set forth in a Securities Purchase Agreement (the
"Purchase Agreement") dated as of December 31, 1998, which will be issued as per the terms contained herein and in the Purchase Agreement executed by the Company and Purchasers; and

          WHEREAS,   the  Company  will   be   issuing,
Preferred Stock, and Warrants (also referred to as the "Securities") to the Placement Agent pursuant to the Purchase Agreement; and

           WHEREAS, it is intended that the purchase of
Securities  be  consummated  in  accordance  with   the
requirements set forth by Regulation S promulgated under the Securities Act of 1933, as amended; and

          WHEREAS,  the Company has requested that  the
Escrow  Agent  hold the Purchase Price in escrow  until
the  Escrow  Agent  has received  the  Securities.  The
Escrow  Agent  will then immediately wire  transfer  or
otherwise   deliver   at   the   Company's   discretion
immediately available funds to the Company's account and arrange for delivery of the Securities to the Investors and the Securities to the Placement Agent as per the terms and conditions in the Purchase Agreement.

                   ESCROW AGREEMENT

     THIS  AGREEMENT  is made as of  the  31st  day  of
December,  1998  by and among MUSTANG  SOFTWARE,  INC.,
with  its  principal  office at 6200  Lake  Ming  Road,
Bakersfield, CA 93306 (hereinafter the "Company"),  the
"Purchasers"  specified on Schedule A attached  hereto,
with   their  respective  principal  offices   at   the
addresses  set forth in Schedule A, SETTONDOWN  CAPITAL
INTERNATIONAL LTD., (the "Placement Agent") located  at
Charlotte  House, Charlotte Street, P.O. Box  N.  9204,
Nassau,  Bahamas, and THE GOLDSTEIN LAW GROUP,  PC,  65
Broadway, 10th Fl., New York, NY 10006 (hereinafter the
"Escrow Agent").

                 W I T N E S S E T H:

          WHEREAS,  the  Purchasers will be  purchasing
Preferred   Stock   and  Warrants   (collectively   the
"Securities"), from the Company at a purchase price as set forth in a Securities Purchase Agreement (the
"Purchase Agreement") dated as of December 31, 1998, which will be issued as per the terms contained herein and in the Purchase Agreement executed by the Company and Purchasers; and

          WHEREAS,   the  Company  will   be   issuing,
Preferred Stock, and Warrants (also referred to as the "Securities") to the Placement Agent pursuant to the Purchase Agreement; and

           WHEREAS, it is intended that the purchase of
Securities  be  consummated  in  accordance  with   the
requirements set forth by Regulation S promulgated under the Securities Act of 1933, as amended; and

          WHEREAS,  the Company has requested that  the
Escrow  Agent  hold the Purchase Price in escrow  until
the  Escrow  Agent  has received  the  Securities.  The
Escrow  Agent  will then immediately wire  transfer  or
otherwise   deliver   at   the   Company's   discretion
immediately available funds to the Company's account and arrange for delivery of the Securities to the Investors and the Securities to the Placement Agent as per the terms and conditions in the Purchase Agreement.

          NOW,  THEREFORE,  in  consideration  of   the
covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                       ARTICLE 1

      TERMS OF THE ESCROW FOR THE INITIAL SHARES

          1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow
Agent shall hold the funds for the purchase of the Initial Shares.

          1.2   Upon  Escrow  Agent's  receipt  of  the
Purchase Price into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

          1.3  The Company, upon receipt of said notice
and  acceptance  of  the  Purchase  Agreement  by  both
parties,  as  evidenced  by  the  Company's   and   the
Purchasers  and  Placement Agent's  execution  thereof,
shall deliver to the Escrow Agent the Securities issued
to  the  Purchasers  and the Placement  Agent.   Escrow
Agent shall then communicate with the Company to confirm the validity of such issuance.

          1.4   Once Escrow Agent confirms the validity
of  the  issuance of the Securities, the  Escrow  Agent
shall  immediately wire that amount of funds  necessary
to purchase the Securities per the written instructions
of  the Company.  The Company will furnish Escrow Agent
with  a  "Net  Letter" directing payment  of  Placement
Agent  fees, and administrative, legal and escrow  fees
as  per the terms of the Purchase Agreement, such  fees
are   to  be  remitted  to  in  accordance  with   wire
instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company.

Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from the Purchasers and the Placement
Agent.


                       ARTICLE 2

                     MISCELLANEOUS

          2.1   No waiver or any breach of any covenant
or  provision herein contained shall be deemed a waiver
of  any preceding or succeeding breach thereof,  or  of
any  other covenant or provision herein contained.   No
extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

          2.2   All  notices  or  other  communications
required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:


          (a)  Mustang Software, Inc.
               6200 Lake Ming Road
               Bakersfield, CA 93306
               Attention: Jim Harrer
               Facsimile: (805) 873-2457
               Telephone: (805) 873-2500


          (b)   If  to the Purchasers, at the addresses
set forth on Schedule A hereto.

          (c)  Settondown Capital International Ltd.
               Charlotte House, Charlotte Street
               P.O. Box N. 9204
               Nassau, Bahamas
               Attention: Anthony L. M. Inder Riden
               Telephone: (242) 325-1033
               Facsimile: (242) 323-7918

          (d)  The Goldstein Law Group, PC
               65 Broadway, 10th Fl.
               New York, NY  10006
               Attn:  Sheldon E. Goldstein, Esq.
               Telephone: (212) 809-4220
               Facsimile: (212) 809-4228

     or to such other person at such other place as shall designated in writing;


          2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

          2.4   This  Agreement is the final expression
of,  and  contains  the entire agreement  between,  the
parties  with respect to the subject matter hereof  and
supersedes   all  prior  understandings  with   respect
thereto.

          2.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

          2.6   The  Company acknowledges and  confirms
that it is not being represented in a legal capacity by The Goldstein Law Group, PC and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

          2.7   This  Agreement will be  construed  and
enforced in accordance with and governed by the laws of
the State of New York, except for matters arising under
the  Act,  without reference to principles of conflicts
of   law.   Each  of  the  parties  consents   to   the
jurisdiction of the U.S. District Court sitting in  the
Southern  District  of  the  State  of  New   York   in
connection   with  any  dispute  arising   under   this
Agreement  and  hereby waives, to  the  maximum  extent
permitted   by   law,  any  objection,  including   any
objection  based  on  forum  non  conveniens,  to   the
bringing  of any such proceeding in such jurisdictions.
Each  party hereby agrees that if another party to this
Agreement  obtains  a judgment against  it  in  such  a
proceeding, the party which obtained such judgment  may
enforce same by summary judgment in the courts  of  any
country having jurisdiction over the party against whom
such  judgment  was  obtained, and  each  party  hereby
waives any defenses available to it under local law and
agrees  to  the  enforcement of such a judgment.   Each
party  to  this Agreement irrevocably consents  to  the
service  of  process  in  any such  proceeding  by  the
mailing  of  copies thereof by registered or  certified
mail, postage prepaid, to such party at its address set
forth herein.  Nothing herein shall affect the right of
any   party  to  serve  process  in  any  other  manner
permitted by law. Each party waives its right to a trial by jury.

          2.8  This Agreement may be altered or amended
only  with  the  consent of all of the parties  hereto.
Should  the  Company,  any of  the  Purchasers  or  the
Placement Agent attempt to change this Agreement  in  a
manner  which, in the Escrow Agent's discretion,  shall
be  undesirable, the Escrow Agent may resign as  Escrow
Agent  by  notifying the Company and the Purchasers  in
writing.  In the case of the Escrow Agent's resignation
or  removal  pursuant to the foregoing, its only  duty,
until  receipt  of  notice from  the  Company  and  the
Purchasers or their agent that a successor escrow agent
shall  have  been  appointed,  shall  be  to  hold  and
preserve  the funds.  Upon receipt by the Escrow  Agent
of  said notice from the Company and the Purchasers  of
the  appointment of a successor escrow agent, the  name
of  a  successor  escrow account  and  a  direction  to
transfer  the  funds, the Escrow Agent  shall  promptly
thereafter transfer all of the funds held in escrow  to
said  successor escrow agent.  Immediately  after  said
transfer,  the Escrow Agent shall furnish  the  Company
and  the  Purchasers with proof of such transfer.   The
Escrow  Agent  is authorized to disregard any  notices,
requests, instructions or demands received by  it  from
the   Company  or  the  Purchasers  after   notice   of
resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Purchasers to transfer the funds to a successor escrow agent or to return same to the respective parties.

          2.9 The Escrow Agent shall be reimbursed by the Company and the Purchasers for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

          2.10 The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

          2.11  The Company and the Purchasers  warrant
to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

               (i)   there  is no security interest  in
               the Securities or any part thereof;

               (ii)  no  financing statement under  the
               Uniform  Commercial Code is on  file  in
               any  jurisdiction  claiming  a  security
               interest   or  in  describing   (whether
               specifically    or    generally)     the
               Securities or any part thereof; and

               (iii)     the Escrow Agent shall have no
               responsibility at any time to  ascertain
               whether  or  not  any security  interest
               exists  in  the Securities or  any  part
               thereof   or   to  file  any   financing
               statement  under the Uniform  Commercial
               Code with respect to the Securities or any part thereof.

          2.12 The Escrow Agent in its capacity as such has no liability hereunder to either party other than to hold the funds and the Securities and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent in its capacity as such from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.





        [Remainder of page intentionally blank]

               [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have cause this Escrow Agreement to be executed as of the 31st day of December, 1998.

MUSTANG SOFTWARE, INC.


          By __/s/ James A. Harrer ______
                James A Harrer, President


          By___/s/ Donald M. Leonard_____
               Donald M. Leonard, CFO



SETTONDOWN CAPITAL INTER NATIONAL LTD., Placement Agent

          By__/s/ Dawn E. Davis__________
              Dawn E. Davis


AVALON CAPITAL, LTD., Investor

          By___/s/ Giora Lavie___________
            Giora Lavie, Attorney-in-Fact


THE CUTTY HUNK FUND LIMITED, Investor

          By__/s/ Geoffrey M. Lewis______
              Geoffrey M. Lewis
              Director


GOLDSTEIN, GOLDSTEIN & REIS, LLP,
Escrow Agent

          By__/s/ Scott H. Goldstein_____
              Scott H. Goldstein

EXHIBIT 99.3

                       EXHIBIT C

             REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT, dated the
31st day of December, 1998, between the entities listed
on  Schedule A attached hereto (referred to  as  a  the
"Purchaser"   or   "Purchasers"),  SETTONDOWN   CAPITAL
INTERNATIONAL LTD. (the "Placement Agent" together with the Purchaser is also hereinafter referred to as the "Holder" or "Holders") located at Charlotte House,
Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, a corporation organized under the laws of Bahamas, and MUSTANG SOFTWARE, INC., a corporation incorporated under the laws of the State of California, and having its principle place of business at 6200 Lake Ming Road, Bakersfield, CA 93306 (the "Company").

          WHEREAS,  simultaneously with  the  execution
and  delivery  of  this  Agreement,  the  Purchaser  is
purchasing  from the Company, pursuant to a  Securities
Purchase   Agreement  dated  the   date   hereof   (the
"Securities  Purchase Agreement"), shares of  Preferred
Stock,  and Warrants (hereinafter collectively referred
to   as   the   "Securities"  of  the  Company);    All
capitalized  terms not hereinafter defined  shall  have
that   meaning  assigned  to  them  in  the  Securities
Purchase Agreement; and

          WHEREAS,  simultaneously with  the  execution
and delivery of this Agreement, the Company shall issue
to   the   Placement  Agent,  in  return  for  services
rendered,  from  time  to  time  as  provided  in   the
Securities  Purchase  Agreement,  shares  of  Preferred
Stock, and Warrants (hereinafter also collectively referred to as the "Securities" of the Company).; and

          WHEREAS, the Company desires to grant to  the
Holders  the registration rights set forth herein  with
respect  to  the securities set forth in  Section  1.24
Securities Purchase Agreement.

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          Section  1. Registrable Securities.  As  used
herein  the  term  "Registrable  Security"  means   the
Securities; provided, however, that with respect to any
particular  Registrable Security, such  security  shall
cease to be a Registrable Security when, as of the date
of   determination,   (i)  it  has   been   effectively
registered under the Securities Act of 1933, as amended
(the  "1933   Act")  and disposed of pursuant  thereto,
(ii)  registration  under the 1933  Act  is  no  longer
required for the immediate public distribution of  such
security  as  a result of the provisions  of  Rule  144
promulgated under the 1933 Act, or (iii) it has  ceased
to  be  outstanding.  The term "Registrable Securities"
means  any and/or all of the securities falling  within
the  foregoing definition of a "Registrable  Security."
In   the   event   of   any   merger,   reorganization,
consolidation,  recapitalization  or  other  change  in
corporate  structure affecting the Common  Stock,  such
adjustment   shall  be  made  in  the   definition   of
"Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.


             REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT, dated the
31st day of December, 1998, between the entities listed
on  Schedule A attached hereto (referred to  as  a  the
"Purchaser"   or   "Purchasers"),  SETTONDOWN   CAPITAL
INTERNATIONAL LTD. (the "Placement Agent" together with the Purchaser is also hereinafter referred to as the "Holder" or "Holders") located at Charlotte House,
Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, a corporation organized under the laws of Bahamas, and MUSTANG SOFTWARE, INC., a corporation incorporated under the laws of the State of California, and having its principle place of business at 6200 Lake Ming Road, Bakersfield, CA 93306 (the "Company").

          WHEREAS,  simultaneously with  the  execution
and  delivery  of  this  Agreement,  the  Purchaser  is
purchasing  from the Company, pursuant to a  Securities
Purchase   Agreement  dated  the   date   hereof   (the
"Securities  Purchase Agreement"), shares of  Preferred
Stock,  and Warrants (hereinafter collectively referred
to   as   the   "Securities"  of  the  Company);    All
capitalized  terms not hereinafter defined  shall  have
that   meaning  assigned  to  them  in  the  Securities
Purchase Agreement; and

          WHEREAS,  simultaneously with  the  execution
and delivery of this Agreement, the Company shall issue
to   the   Placement  Agent,  in  return  for  services
rendered,  from  time  to  time  as  provided  in   the
Securities  Purchase  Agreement,  shares  of  Preferred
Stock, and Warrants (hereinafter also collectively referred to as the "Securities" of the Company); and

          WHEREAS, the Company desires to grant to  the
Holders  the registration rights set forth herein  with
respect  to  the securities set forth in  Section  1.23
Securities Purchase Agreement.

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          Section  1. Registrable Securities.  As  used
herein  the  term  "Registrable  Security"  means   the
Securities; provided, however, that with respect to any
particular  Registrable Security, such  security  shall
cease to be a Registrable Security when, as of the date
of   determination,   (i)  it  has   been   effectively
registered under the Securities Act of 1933, as amended
(the  "1933   Act")  and disposed of pursuant  thereto,
(ii)  registration  under the 1933  Act  is  no  longer
required for the immediate public distribution of  such
security  as  a result of the provisions  of  Rule  144
promulgated under the 1933 Act, or (iii) it has  ceased
to  be  outstanding.  The term "Registrable Securities"
means  any and/or all of the securities falling  within
the  foregoing definition of a "Registrable  Security."
In   the   event   of   any   merger,   reorganization,
consolidation,  recapitalization  or  other  change  in
corporate  structure affecting the Common  Stock,  such
adjustment   shall  be  made  in  the   definition   of
"Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

           Section  2.  Restrictions on Transfer.   The
Holder  acknowledges and understands that prior to  the
registration of the Securities as provided herein,  the
Securities  are "restricted securities" as  defined  in
Rule   144  promulgated  under  the  Act.   The  Holder
understands that no disposition or transfer of the Securities may be made by Holder in the absence of (i) an opinion of counsel to the Holder that such transfer may be made without registration under the 1933 Act or
(ii) such registration.

          Section 3.  Registration Rights.

                (a)   The Company agrees that  it  will
prepare  and  file  with  the Securities  and  Exchange
Commission  ("Commission"), no  later  than  March  31,
1999,  a registration statement (on Form S-3, or  other
appropriate registration statement) under the 1933  Act
(the "Registration Statement"), at the sole expense  of
the   Company  (except  as  provided  in  Section  3(c)
hereof),  in  respect  of  all holders  of  Registrable
Securities, so as to permit a public offering and sale of the Registrable Securities under the Act.

               The  Company shall use its best  efforts
to  cause  (i)  the  Registration Statement  to  become
effective  on  or before May 15, 1999.  The  number  of
shares  of  Common Stock designated in the Registration
Statement to be registered shall be two hundred  (200%)
percent of the number of Securities that would be required if all the Registrable Securities were issued on the day before the filing of the Registration
Statement.

                (b)   The  Company  will  maintain  the
Registration Statement, or post-effective amendment filed under this Section 3 hereof current under the 1933 Act, until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the applicable Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) three years after the Subscription Date for the Registration Statement.

               (c)  All fees, disbursements and out-of-
pocket  expenses and costs  incurred by the Company  in
connection  with  the preparation  and  filing  of  the
Registration Statement under subparagraph 3(a)  and  in
complying with applicable securities and Blue Sky  laws
(including,  without limitation, all  attorneys'  fees)
shall  be borne by the Company.  The Holder shall  bear
the cost of underwriting discounts and commissions,  if
any,  applicable  to the Registrable  Securities  being
registered  and the fees and expenses of  its  counsel.
The  Company  shall qualify any of the  securities  for
sale   in   such  states  as  such  Holder   reasonably
designates  and  shall furnish indemnification  in  the
manner  provided  in  Section 6 hereof.   However,  the
Company  shall not be required to qualify in any  state
which  will  require  an escrow  or  other  restriction
relating  to  the  Company  and/or  the  sellers.   The
Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

                (d)   The Company shall not be required
by  this  Section  3  to  include Holder's  Registrable
Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.

                (e)   In  the  event  the  Registration
Statement  to  be  filed  by the  Company  pursuant  to
Section 3(a) above is not filed with the Commission  on
or  before  March  31,  1999  and/or  the  Registration
Statement  is not declared effective by the  Commission
on  or  before May 15, 1999, then the Company will  pay
Holder  (pro  rated  on a daily basis),  as  liquidated
damages for such failure and not as a penalty, two (2%)
percent  of  the purchase price of the then outstanding
Securities for every thirty (30) day period  until  the
Registration  Statement has been filed and/or  declared
effective. Such payment of the liquidated damages shall
be made to the Holder in cash, immediately upon demand,
provided,  however, that the payment of such liquidated
damages   shall  not  relieve  the  Company  from   its
obligations to register the Securities pursuant to this Section.


               (f)  No provision contained herein shall
preclude the Company from selling securities pursuant to any registration statement in which it is required to include Registrable Securities pursuant to this
Section 3.

               (g)  If at any time or from time to time
after  the  Effective  Date, the Company  notifies  the
Holders  in  writing of the existence  of  a  Potential
Material Event (as defined in Section 3(i) below),  the
Holders   shall  not  offer  or  sell  any  Registrable
Securities or engage in any other transaction involving
or relating to Registrable Securities, from the time of
the  giving  of  notice  with respect  to  a  Potential
Material  Event  until  such  Holder  receives  written
notice  from  the Company that such Potential  Material
Event  either  has been disclosed to the public  or  no
longer   constitutes   a  Potential   Material   Event;
provided, however, that the Company may not so  suspend
the  right to such holders of Securities for more  than
one  (1) twenty (20) day period in the aggregate during
any   twelve  month  period,  during  the  periods  the
Registration Statement is required to be in effect. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than twenty (20) days. The Company must give each Holder notice in writing at least two (2) business days prior to the first day of the blackout period.

               (h)   "Potential Material  Event"  means
any of the following: (a) the possession by the Company
of  material  information  not  for  disclosure  in   a
registration statement; or (b) any material engagement or activity by the Company which would be adversely affected by disclosure in a registration statement at such time, that the Registration Statement would be materially misleading absent the inclusion of such information.

          Section 4.  Cooperation with Company.  Holder
will  cooperate  with the Company in  all  respects  in
connection   with  this  Agreement,  including   timely
supplying all information reasonably requested  by  the
Company  and  executing  and  returning  all  documents
reasonably   requested   in   connection    with    the
registration and sale of the Registrable Securities.

           Section 5.  Registration Procedures.      If
and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                 (a)    prepare  and  file   with   the
Commission  such  amendments  and  supplements  to  the
registration  statements and  the  prospectus  used  in
connection therewith as may be necessary to  keep  such
registration statement effective and to comply with the
provisions of the Act with respect to the sale or other
disposition   of   all  securities  covered   by   such
registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

               (b)  furnish to each Holder such numbers
of  copies of a summary prospectus or other prospectus,
including a preliminary prospectus or any amendment  or
supplement  to any prospectus, in conformity  with  the
requirements  of the Act, and such other documents,  as
such   Holder  may  reasonably  request  in  order   to
facilitate the public sale or other disposition of the securities owned by such Holder;

               (c)  register and qualify the securities
covered by the Registration Statement, under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                (d)  list such securities on the NASDAQ
SmallCap Stock Market or other national securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange or NASDAQ;

                 (e)    enter  into  and  perform   its
obligations under an underwriting  agreement,  if   the
offering  is  an underwritten offering,  in  usual  and
customary  form,  with  the  managing  underwriter   or
underwriters of such underwritten offering;

                (f)   notify each Holder of Registrable
Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement, is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

           Section  6.   Information by  Holder.   Each
Holder  of  Registrable  Securities  included  in   any
registration  statement shall furnish  to  the  Company
such   information  regarding  such  Holder   and   the
distribution proposed by such Holder as the Company may
request  in  writing  and  as  shall  be  required   in
connection with any registration, qualification or compliance referred to in this Section.

           Section 7.  Assignment.  The rights  granted
the  Holders under this Agreement shall not be assigned
without  the  written  consent of  the  Company,  which
consent  shall  not  be  unreasonably  withheld.   This
Agreement is binding upon and inures to the benefit  of
the   parties   hereto  and  their  respective   heirs,
successors and permitted assigns.

            Section  8.   Termination  of  Registration
Rights.   The rights granted pursuant to this Agreement
shall terminate as to each Investor (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

               (a)    all   such  Holder's   securities
subject to this Agreement have been registered;

                (b)   all  of such Holder's  securities
subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

                (c)   all  of such Holder's  securities
subject to this Agreement can be sold pursuant to  Rule
144(k); or

               (d)   two years from the issuance of the
                 Registrable Securities.

          Section 9.  Indemnification.

                (a)  In the event of the filing of  any
Registration  Statement  with  respect  to  Registrable
Securities  pursuant to Section 3 hereof,  the  Company
agrees  to  indemnify and hold harmless the Holder  and
each person, if any, who controls the Holder within the
meaning  of the Securities Act ("Distributing Holders")
against  any  losses, claims, damages  or  liabilities,
joint or several (which shall, for all purposes of this
Agreement, include, but not be limited to, all costs of
defense and investigation and all attorneys' fees),  to
which  the  Distributing Holders  may  become  subject,
under the Securities Act or otherwise, insofar as  such
losses,  claims, damages or liabilities (or actions  in
respect  thereof) arise out of or are  based  upon  any
untrue  statement  or alleged untrue statement  of  any
material   fact  contained  in  any  such  Registration
Statement, or any related preliminary prospectus, final
prospectus,   offering   circular,   notification    or
amendment or supplement thereto, or arise out of or are
based  upon the omission or alleged omission  to  state
therein  a material fact required to be stated  therein
or   necessary  to  make  the  statements  therein  not
misleading;  provided, however, that the  Company  will
not  be liable in any such case to the extent that  any
such loss, claim, damage or liability arises out of  or
is  based  upon  an untrue statement or alleged  untrue
statement or omission or alleged omission made in  such
Registration  Statement, preliminary prospectus,  final
prospectus,   offering   circular,   notification    or
amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                (b)   Each  Distributing Holder  agrees
that  it  will indemnify and hold harmless the Company,
and each officer, director of the Company or person, if
any, who controls the Company within the meaning of the
Securities Act, against any losses, claims, damages  or
liabilities  (which  shall, for all  purposes  of  this
Agreement, include, but not be limited to, all costs of
defense  and investigation and all attorneys' fees)  to
which  the  Company  or any such officer,  director  or
controlling  person  may  become  subject   under   the
Securities  Act  or otherwise, insofar as  such  losses
claims,  damages or liabilities (or actions in  respect
thereof;  arise  out of or are based  upon  any  untrue
statement  or alleged untrue statement of any  material
fact  contained in a Registration Statement,  requested
by such Distributing Holder, or any related preliminary
prospectus,   final   prospectus,  offering   circular,
notification  or  amendment or supplement  thereto,  or
arise  out  of  or are based upon the omission  or  the
alleged  omission  to  state therein  a  material  fact
required to be stated therein or necessary to make  the
statements  therein not misleading, but  in  each  case
only  to  the  extent  that such  untrue  statement  or
alleged   untrue  statement  or  omission  or   alleged
omission  was  made  in  such  Registration  Statement,
preliminary  prospectus,  final  prospectus,   offering
circular,   notification  or  amendment  or  supplement
thereto  in  reliance  upon, and  in  conformity  with,
written  information furnished to the Company  by  such
Distributing  Holder,  specifically  for  use  in   the
preparation  thereof and, provided  further,  that  the
indemnity  agreement  contained in  this  Section  9(b)
shall  not  inure  to the benefit of the  Company  with
respect  to  any  person asserting  such  loss,  claim,
damage  or  liability  who  purchased  the  Registrable
Securities which are the subject thereof if the Company
failed  to send or give (in violation of the Securities
Act   or   the   rules   and  regulations   promulgated
thereunder) a copy of the prospectus contained in  such
Registration Statement to such person at  or  prior  to
the written confirmation to such person of the sale  of
such  Registrable  Securities, where  the  Company  was
obligated  to  do so under the Securities  Act  or  the
rules  and  regulations promulgated  thereunder.   This
indemnity  agreement  will  be  in  addition   to   any
liability which the Distributing Holders may otherwise have.

                 (c)   Promptly  after  receipt  by  an
indemnified party under this Section of notice  of  the
commencement  of  any  action, such  indemnified  party
will,  if  a  claim in respect thereof is  to  be  made
against  the  indemnifying party  under  this  Section,
notify  the  indemnifying  party  of  the  commencement
thereof; but the omission so to notify the indemnifying
party will not relieve the indemnifying party from  any
liability  which  it may have to any indemnified  party
otherwise  than as to the particular item as  to  which
indemnification is then being sought solely pursuant to
this  Section.   In  case any such  action  is  brought
against  any  indemnified party, and  it  notifies  the
indemnifying  party  of the commencement  thereof,  the
indemnifying party will be entitled to participate  in,
and,  to the extent that it may wish, jointly with  any
other indemnifying party similarly notified, assume the
defense  thereof,  subject  to  the  provisions  herein
stated and after notice from the indemnifying party  to
such indemnified party of its election so to assume the
defense  thereof, the indemnifying party  will  not  be
liable to such indemnified party under this Section for
any  legal  or other expenses subsequently incurred  by
such  indemnified party in connection with the  defense
thereof  other  than reasonable costs of investigation,
unless  the  indemnifying party shall  not  pursue  the
action to its final conclusion.  The indemnified  party
shall have the right to employ separate counsel in  any
such  action and to participate in the defense thereof,
but the fees and expenses of such counsel shall not  be
at  the  expense  of  the  indemnifying  party  if  the
indemnifying  party  has assumed  the  defense  of  the
action  with  counsel  reasonably satisfactory  to  the
indemnified  party;  provided that if  the  indemnified
party is the Distributing Holder, the fees and expenses
of  such  counsel  shall  be  at  the  expense  of  the
indemnifying  party  if  (i)  the  employment  of  such
counsel has been specifically authorized in writing  by
the  indemnifying party, or (ii) the named  parties  to
any  such  action  (including  any  impleaded  parties)
include   both   the  Distributing   Holder   and   the
indemnifying  party and the Distributing  Holder  shall
have been advised by such counsel that there may be one
or  more  legal defenses available to the  indemnifying
party  different  from or in conflict  with  any  legal
defenses  which  may be available to  the  Distributing
Holder (in which case the indemnifying party shall  not
have the right to assume the defense of such action  on
behalf of the Distributing Holder, it being understood,
however,   that  the  indemnifying  party   shall,   in
connection  with  any one such action or  separate  but
substantially similar or related actions  in  the  same
jurisdiction   arising  out   of   the   same   general
allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder).
No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

           Section  10.   Contribution.   In  order  to
provide  for just and equitable contribution under  the
Securities   Act  in  any  case  in   which   (i)   the
Distributing  Holder makes a claim for  indemnification
pursuant   to  Section  9  hereof  but  is   judicially
determined (by the entry of a final judgment or  decree
by a court of competent jurisdiction and the expiration
of  time  to appeal or the denial of the last right  of
appeal)  that such indemnification may not be  enforced
in  such case notwithstanding the fact that the express
provisions   of   Section   9   hereof   provide    for
indemnification  in  such case,  or  (ii)  contribution
under the Securities Act may be required on the part of
any  Distributing  Holder, then  the  Company  and  the
applicable Distributing Holder shall contribute to  the
aggregate  losses,  claims, damages or  liabilities  to
which  they  may  be  subject  (which  shall,  for  all
purposes of this Agreement, include, but not be limited
to,  all  costs  of defense and investigation  and  all
attorneys'   fees),   in  either   such   case   (after
contribution  from  others) on the  basis  of  relative
fault   as   well  as  any  other  relevant   equitable
considerations.  The relative fault shall be determined
by reference to, among other things, whether the untrue
or  alleged untrue statement of a material fact or  the
omission  or alleged omission to state a material  fact
relates to information supplied by the Company  on  the
one  hand or the applicable Distributing Holder, on the
other   hand,   and   the  parties'  relative   intent,
knowledge,  access  to information and  opportunity  to
correct  or  prevent such statement or  omission.   The
Company and the Distributing Holder agree that it would
not  be just and equitable if contribution pursuant  to
this Section were determined by pro rata allocation  or
by  any other method of allocation which does not  take
account of the equitable considerations referred to  in
this  Section.   The  amount  paid  or  payable  by  an
indemnified  party as a result of the  losses,  claims,
damages  or liabilities (or actions in respect thereof)
referred  to above in this Section shall be  deemed  to
include any legal or other expenses reasonably incurred
by   such   indemnified  party   in   connection   with
investigating  or defending any such action  or  claim.
No   person   guilty  of  fraudulent  misrepresentation
(within  the meaning of Section 11(f) of the Securities
Act)  shall be entitled to contribution from any person
who    was    not    guilty    of    such    fraudulent
misrepresentation.

          Section 11.  Notices.  Any notice pursuant to
this Agreement by the Company or by the Holder shall be
in  writing and shall be deemed to have been duly given
if  delivered  by  (i)  hand,  (ii)  by  facsimile  and
followed  by  mail  delivery  or  (iii)  if  mailed  by
certified  mail,  return  receipt  requested,   postage
prepaid, addressed as follows:

                (a)   If to the Holder, to its, his  or
her address set forth on the signature page of this Agreement, with a copy to the person designated in the Securities Purchase Agreement.

                (b)   If to the Company, at the address
set forth herein, or to such other address as any such party may designate by notice to the other party.
Notices shall be deemed given at the time they are delivered personally or five (5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

           Section  12.  Counterparts.  This  Agreement
may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           Section 13.  Headings.  The headings in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            Section   14.   Choice   of   Law;   Venue;
Jurisdiction.   This Agreement will  be  construed  and
enforced in accordance with and governed by the laws of
the  State  of  California, except for matters  arising
under   the   Securities  Act,  without  reference   to
principles  of conflicts of law.  The party  commencing
any  legal action shall have the option of choosing the
jurisdiction of the U.S. District Court sitting in  the
Southern  District of the State of New York or  in  the
Northern   or   Central  District  of   California   in
connection   with  any  dispute  arising   under   this
Agreement  and  hereby waives, to  the  maximum  extent
permitted   by   law,  any  objection,  including   any
objection  based  on  forum  non  conveniens,  to   the
bringing  of any such proceeding in such jurisdictions.
Each  party hereby agrees that if another party to this
Agreement  obtains  a judgment against  it  in  such  a
proceeding, the party which obtained such judgment  may
enforce same by summary judgment in the courts  of  any
country having jurisdiction over the party against whom
such  judgment  was  obtained, and  each  party  hereby
waives any defenses available to it under local law and
agrees  to  the  enforcement of such a judgment.   Each
party  to  this Agreement irrevocably consents  to  the
service  of  process  in  any such  proceeding  by  the
mailing  of  copies thereof by registered or  certified
mail, postage prepaid, to such party at its address set
forth herein.  Nothing herein shall affect the right of
any   party  to  serve  process  in  any  other  manner
permitted by law. Each party waives its right to a trial by jury.

           Section 15.  Severability.  If any provision
of  this Agreement shall for any reason be held invalid
or  unenforceable, such invalidity or  unenforceability
shall  not affect any other provision hereof  and  this
Agreement  shall  be construed as if  such  invalid  or
unenforceable   provision  had  never  been   contained
herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.


Attest:                     MUSTANG SOFTWARE, INC.


   By __/s/ James A. Harrer _  By___/s/ Donald M. Leonard_____
   Name: James Harrer          Name: Donald M. Leonard
   Title: President            Title: Chief Financial Officer

SETTONDOWN CAPITAL INTERNATIONAL LTD.,
Placement Agent


     By__/s/ Dawn E. Davis__________
         Dawn E. Davis


     AVALON CAPITAL, LTD., Investor

     By___/s/ Giora Lavie___________
       Giora Lavie, Attorney-in-Fact


     THE CUTTY HUNK FUND LIMITED, Investor

     By__/s/ Geoffrey M. Lewis______
         Geoffrey M. Lewis
         Director

EXHIBIT 99.4

                       EXHIBIT D

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE  NOT
BEEN  REGISTERED UNDER THE SECURITIES ACT OF  1933,  AS
AMENDED  (TOGETHER  WITH  THE  REGULATIONS  PROMULGATED
THEREUNDER, THE "SECURITIES ACT"), AND MAY NOT BE SOLD,
OFFERED  FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED
WITHIN  THE  UNITED STATES (AS THAT TERM IS DEFINED  IN
REGULATION S PROMULGATED UNDER THE SECURITIES  ACT)  OR
TO A U.S. PERSON (AS THAT TERM IS DEFINED IN REGULATION
S)   IN   THE  ABSENCE  OF  AN  EFFECTIVE  REGISTRATION
STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE
SECURITIES   LAWS,  UNLESS  AN  EXEMPTION   FROM   SUCH
REGISTRATION   IS   AVAILABLE.   HEDGING   TRANSACTIONS
INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED  UNLESS
IN  COMPLIANCE WITH THE SECURITIES ACT.   THIS  WARRANT
MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON
(AS  THAT  TERM  IS  DEFINED IN  REGULATION  S)  UNLESS
REGISTERED  UNDER  THE ACT OR AN  EXEMPTION  FROM  SUCH
REGISTRATION IS AVAILABLE."


                STOCK PURCHASE WARRANT

No. __

     To Purchase ______ Shares of Common Stock of

                MUSTANG SOFTWARE, INC.


     THIS   CERTIFIES   that,   for   value   received,
___________  (the  "Investor"), is entitled,  upon  the
terms  and  subject to the conditions  hereinafter  set
forth,  at any time on or after the date hereof and  on
or  prior to December 30, 2000 (the "Termination Date")
but  not thereafter, to subscribe for and purchase from
MUSTANG  SOFTWARE, INC., a California corporation  (the
"Company"),                          (        )  shares
of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise
Price") under this Warrant shall be equal to one hundred ten (110%) percent of the average closing bid price of the Common Stock on the Principal Market, for the five (5) trading days preceding the Subscription
Date,  as  defined in the Securities Purchase Agreement
(the "Agreement") between the Company and Investor and is subject to its terms. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.
This Warrant is being issued in connection with the Agreement In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

     1.    Title  of Warrant.  Prior to the  expiration
hereof and subject to compliance with applicable  laws,
this Warrant and all rights hereunder are transferable,
in  whole  or in part, at the office or agency  of  the
Company  by  the  holder hereof in person  or  by  duly
authorized  attorney, upon surrender  of  this  Warrant
together  with  the  Assignment  Form  annexed   hereto
properly endorsed.

     2.     Authorization  of  Shares.    The   Company
covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof
(other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.    Exercise  of Warrant.   The Holder  may  not
exercise  its  purchase rights granted hereunder  until
one  of the following two events has occurred: (i)  the
Company has obtained shareholder approval for the below
market  issuance  of more than 20% of  the  outstanding
shares  of  Common Stock as set forth in the Agreement,
or  (ii)  the  Common Stock is no longer  traded  on  a
Principal  Market.  In the event the  Common  Stock  is
traded on a Principal Market that does not mandate such
shareholder approval, then the aforementioned  exercise
restrictions shall not apply.  In the event the Company
fails  to  obtain shareholder approval as set forth  in
(i)  above, the Company agrees to immediately list  the
Common Stock on the OTC Bulletin Board (pursuant to the
terms   of   the  Agreement)  and  in  such  case   the
aforementioned restrictions shall not apply.   Exercise
of the purchase rights represented by this Warrant may be made at any time or times, in whole, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, assuming one of the aforementioned events has occurred, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise
Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

     5.    Charges,  Taxes and Expenses.   Issuance  of
certificates  for  shares  of  Common  Stock  upon  the
exercise  of this Warrant shall be made without  charge
to  the holder hereof for any issue or transfer tax  or
other incidental expense in respect of the issuance  of
such certificate, all of which taxes and expenses shall
be  paid by the Company, and such certificates shall be
issued in the name of the holder of this Warrant or  in
such name or names as may be directed by the holder  of
this  Warrant;  provided, however, that  in  the  event
certificates  for  shares of Common  Stock  are  to  be
issued  in a name other than the name of the holder  of
this   Warrant,  this  Warrant  when  surrendered   for
exercise  shall  be accompanied by the Assignment  Form
attached hereto duly executed by the holder hereof; and
provided  further, that upon any transfer  involved  in
the issuance or delivery of any certificates for shares
of  Common  Stock,  the  Company  may  require,  as   a
condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

     7.    No  Rights  as  Shareholder until  Exercise.
This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

     8.    Assignment  and Transfer of  Warrant.   This
Warrant  may  be  assigned by  the  surrender  of  this
Warrant  and  the Assignment Form annexed  hereto  duly
executed  at the office of the Company (or  such  other
office or agency of the Company as it may designate  by
notice  in  writing to the registered holder hereof  at
the  address of such holder appearing on the  books  of
the  Company); provided, however, that this Warrant may
not be resold or otherwise transferred except (i) in  a
transaction  registered under the  Securities  Act,  or
(ii)  in  a  transaction pursuant to an  exemption,  if
available,  from  such  registration  and  whereby,  if
requested  by  the  Company,  an  opinion  of   counsel
reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

     9.    Loss,  Theft, Destruction or  Mutilation  of
Warrant.  The Company represents and warrants that upon
receipt   by   the   Company  of  evidence   reasonably
satisfactory  to it of the loss, theft, destruction  or
mutilation of any Warrant or stock certificate, and  in
case  of  loss, theft or destruction, of  indemnity  or
security  reasonably  satisfactory  to  it,  and   upon
reimbursement to the Company of all reasonable expenses
incidental thereto, and upon surrender and cancellation
of such Warrant or stock certificate, if mutilated, the
Company  will make and deliver a new Warrant  or  stock
certificate  of  like  tenor  and  dated  as  of   such
cancellation,  in  lieu  of  this  Warrant   or   stock
certificate.

     10.   Saturdays, Sundays, Holidays, etc.   If  the
last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     11.   Effect of Certain Events. If at any time the
Company proposes (i) to sell or otherwise convey all or
substantially  all of its assets or (ii)  to  effect  a
transaction (by merger or otherwise) in which more than
50%  of the voting power of the Company is disposed  of
(collectively,  a  "Sale  or Merger  Transaction"),  in
which  the consideration to be received by the  Company
or  its  shareholders consists solely of cash,  and  in
case  the  Company shall at any time effect a  Sale  or
Merger  Transaction  in which the consideration  to  be
received by the Company or its shareholders consists in
part  of  consideration other than cash, the holder  of
this  Warrant  shall  have  the  right  thereafter   to
purchase,  by exercise of this Warrant and  payment  of
the  aggregate  Exercise Price  in  effect  immediately
prior to such action, the kind and amount of shares and
other securities and property which it would have owned
or have been entitled to receive after the happening of
such   transaction  had  this  Warrant  been  exercised
immediately prior thereto.

     12.   Adjustments of Exercise Price and Number  of
Warrant  Shares.   The number and  kind  of  securities
purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

     In  case  the Company shall (i) declare or  pay  a
dividend   in  shares  of  Common  Stock  or   make   a
distribution  in shares of Common Stock to  holders  of
its   outstanding  Common  Stock,  (ii)  subdivide  its
outstanding  shares of Common Stock, (iii) combine  its
outstanding  shares  of Common  Stock  into  a  smaller
number  of  shares of Common Stock or  (iv)  issue  any
shares  of  its capital stock in a reclassification  of
the   Common  Stock,  the  number  of  Warrant   Shares
purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     13.   Voluntary  Adjustment by the  Company.   The
Company may at its warrant, at any time during the term of this Warrant, reduce the then current Exchange Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14.  Notice of Adjustment.  Whenever the number of
Warrant shares or number or kind of securities or other
property purchasable upon the exercise of this  Warrant
or  the Exercise Price is adjusted, as herein provided,
the  Company  shall  promptly  mail  by  registered  or
certified mail, return receipt requested, to the holder
of   this   Warrant  notice  of  such   adjustment   or
adjustments setting forth the number of Warrant  Shares
(and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common

Stock a sufficient number of shares to provide for  the
issuance  of  Common  Stock upon the  exercise  of  any
purchase  rights  under  this  Warrant.   The   Company
further  covenants that its issuance  of  this  Warrant
shall constitute full authority to its officers who are
charged  with  the duty of executing stock certificates
to  execute  and  issue the necessary certificates  for
shares  of the Company's Common Stock upon the exercise
of the purchase rights under this Warrant.  The Company
will  take  all  such  reasonable  action  as  may   be
necessary  to  assure that such shares of Common  Stock
may  be issued as provided herein without violation  of
any   applicable   law  or  regulation,   or   of   any
requirements  of  the NASDAQ SmallCap   Market  or  any
domestic  securities  exchange upon  which  the  Common
Stock may be listed.

     16.  Miscellaneous.

          (a)    Issue  Date;  Choice  of  Law;  Venue;
Jurisdiction.  The provisions of this Warrant shall  be
construed and shall be given effect in all respects  as
if  it had been issued and delivered by the Company  on
the  date  hereof.  This Warrant shall be binding  upon
any successors or assigns of the Company.  This Warrant
will  be construed and enforced in accordance with  and
governed  by the laws of the State of New York,  except
for  matters arising under the Securities Act,  without
reference to principles of conflicts of law.  The party
commencing  any legal action shall have the  option  of
choosing  the  jurisdiction of the U.S. District  Court
sitting  in the Southern District of the State  of  New
York  or  in  the  Northern  or  Central  District   of
California in connection with any dispute arising under
this  Warrant and hereby waives, to the maximum  extent
permitted   by   law,  any  objection,  including   any
objection  based  on  forum  non  conveniens,  to   the
bringing  of any such proceeding in such jurisdictions.
Each  party  hereby agrees that if the other  party  to
this  Warrant obtains a judgment against it in  such  a
proceeding, the party which obtained such judgment  may
enforce same by summary judgment in the courts  of  any
country having jurisdiction over the party against whom
such  judgment  was  obtained, and  each  party  hereby
waives any defenses available to it under local law and
agrees  to  the  enforcement of such a judgment.   Each
party  to  this  Warrant irrevocably  consents  to  the
service  of  process  in  any such  proceeding  by  the
mailing  of  copies thereof by registered or  certified
mail, postage prepaid, to such party at its address set
forth herein.  Nothing herein shall affect the right of
any   party  to  serve  process  in  any  other  manner
permitted by law. Each party waives its right to a trial by jury.

          (b)    Restrictions.    The   holder   hereof
acknowledges that the Warrant Shares acquired upon  the
exercise of this Warrant, if not registered (or  if  no
exemption   from   registration  exists),   will   have
restrictions upon resale imposed by state  and  federal
securities  laws.   Each certificate  representing  the
Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:

  "THE  SECURITIES  EVIDENCED BY THIS CERTIFICATE  HAVE
  NOT  BEEN  REGISTERED  UNDER THE  SECURITIES  ACT  OF
  1933,  AS  AMENDED  (TOGETHER  WITH  THE  REGULATIONS
  PROMULGATED  THEREUNDER, THE "SECURITIES  ACT"),  AND
  MAY  NOT  BE  SOLD,  OFFERED FOR  SALE,  TRANSFERRED,
  PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES  (AS
  THAT  TERM  IS  DEFINED IN REGULATION  S  PROMULGATED
  UNDER  THE  SECURITIES ACT) OR TO A U.S.  PERSON  (AS
  THAT  TERM IS DEFINED IN REGULATION S) IN THE ABSENCE
  OF  AN  EFFECTIVE REGISTRATION STATEMENT FILED  UNDER
  SAID  ACT  AND ANY APPLICABLE STATE SECURITIES  LAWS,
  UNLESS   AN  EXEMPTION  FROM  SUCH  REGISTRATION   IS
  AVAILABLE.   HEDGING  TRANSACTIONS  INVOLVING   THESE
  SECURITIES  MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE
  WITH  THE  SECURITIES ACT.  THIS WARRANT MAY  NOT  BE
  EXERCISED  BY  OR  ON BEHALF OF ANY U.S.  PERSON  (AS
  THAT   TERM  IS  DEFINED  IN  REGULATION  S)   UNLESS
  REGISTERED  UNDER THE ACT OR AN EXEMPTION  FROM  SUCH
  REGISTRATION IS AVAILABLE."

          (c)  Modification and Waiver.  This Warrant
and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          (d)   Notices.  Any notice, request or  other
document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  December 31, 1998

          MUSTANG SOFTWARE, INC.


          By ______________________________
          Name:
          Title:

                  NOTICE OF EXERCISE



To:  MUSTANG SOFTWARE, INC.

(1) The undersigned hereby elects to purchase ________ shares of Common Stock of MUSTANG SOFTWARE, INC.
pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2)    Please   issue  a  certificate  or  certificates
representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

               _______________________________
               (Name)

               _______________________________
               (Address)
               _______________________________


Dated:
______________________________
Signature

                        ASSIGNMENT FORM

           (To assign the foregoing warrant, execute this form and supply required information.
         Do not use this form to exercise the warrant.)



          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________
whose address is

________________________________________________

________________________________________________.

Dated:  ______________,


Holder's Signature: _____________________________

Holder's Address:   _____________________________

_____________________________



Signature Guaranteed:
___________________________________________




NOTE:   The  signature  to this  Assignment  Form  must
correspond with the name as it appears on the  face  of
the  Warrant, without alteration or enlargement or  any
change whatsoever, and must be guaranteed by a bank  or
trust  company.   Officers of  corporations  and  those
acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.